As filed with the U.S. Securities and Exchange Commission on June 2, 2016

Securities Act File No. 333-102055
Investment Company Act File No. 811-03790

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 57

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 59

PEAR TREE FUNDS
(Exact Name of Registrant as Specified in its Charter)

55 Old Bedford Road
Lincoln, MA 01773
(Address of Principal Executive Offices and Zip Code)

(781) 259-1144
(Registrant’s Telephone Number, including Area Code)

Willard L. Umphrey
President
PEAR TREE ADVISORS, INC.
55 Old Bedford Road
Lincoln, Massachusetts 01773
(Name and Address of Agent for Service)

Copy to:
John Hunt, Esq.
SULLIVAN & WORCESTER LLP
One Post Office Square
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on ____________ pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

{B2018437; 2}

[Missing Graphic Reference]

The information in this Prospectus is incomplete and may be changed.  We may not sell securities pursuant to this Prospectus until the amendment to the Registration Statement to which this Prospectus relates is effective.  This Prospectus is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

Subject to completion, June 2, 2016

PROSPECTUS

August __, 2016

	Ordinary Shares	Institutional Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX
Pear Tree Quality Fund	USBOX	QGIAX
INTERNATIONAL EQUITY FUNDS
Pear Tree PanAgora Emerging Markets Fund*	QFFOX	QEMAX
Pear Tree PanAgora Risk Parity Emerging Markets Fund	RPEMX	EMRPX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX
As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

*Formerly “Pear Tree PanAgora Dynamic Emerging Markets Fund”

Table of Contents      Page
Summary Information About Pear Tree Funds	3
Additional Information About Investment, Objectives, Strategies and Risks	39
Management of the Pear Tree Funds	56
How to Purchase	66
How to Exchange	67
How to Redeem	68
Calculation of Net Asset Value	70
Shareholder Account Policies	71
Other Policies	72
Dividends, Distributions and Federal Taxation	73
Financial Highlights	76
Obtaining Additional Information	89

SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Investment Objective:  Maximum long-term capital appreciation.

Fee Table and Expenses of Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Acquired Fund Fees and Expenses	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____

Portfolio Turnover

Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance.  During the most recent fiscal year, Small Cap Fund’s portfolio turnover rate was 94 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap issuers.  Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $5 billion).

While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.  Fund assets also may be invested in growth stocks and value stocks.  The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth.  The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Small Cap Fund’s sub-adviser uses proprietary investment technology combined with traditional, value-based, fundamental research to identify potential investments.  The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies.  The sub-adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow.  The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.
Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future.  Small Cap Fund also may lend its securities.  Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund.  An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Investing.  Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Liquidity Risk.  Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Sector.  Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Non-Diversification.  Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives.  Small Cap Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.  Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for the Fund to liquidate an open option contract.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Small
Cap Fund by showing changes in the Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future.  Performance shown for periods prior to January 1, 2015 does not reflect the current investment strategy or the performance of the current sub-adviser. Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
21.03%	0.18%	(49.30)	33.35%	26.93%	(4.53)%	13.39%	40.21%	(6.81)%	____%

Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of 6/30/2016 is ____%

Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		5 Years		10 Years
Ordinary Shares Before Taxes	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%	_____	%
Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	_____	%	_____	%	_____	%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc.  Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employee of Polaris serves as the portfolio manager of Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2015
Bin Xiao, CFA	Assistant Portfolio Manager	2015

Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Quality Fund

Investment Objective:  Long-term growth of capital.

Fee Table and Expenses of Quality Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%
Fee Waiver and/or Expense Reimbursement*	0.25%	0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.__%	1.__%

*  The Manager has contractually agreed until July 31, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of $125 million.

Example

This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____

Portfolio Turnover

Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance.  During the most recent fiscal year, Quality Fund’s portfolio turnover rate was 49 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  The Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX).  If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.  Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio’s historical performance.

From time to time, a target portfolio may invest in non-U.S. securities.  In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities.   Quality Fund also may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future.  Quality Fund also may lend its securities.  Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Quality Fund.  An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Quality Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.

Difficulty in Comparing Fund Performance with Target Portfolio Performance.  Quality Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them.  In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.

Potential Impact on Target Portfolio.  Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information.  Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Investing.  Quality Fund’s investments in foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Non-Diversification.  Quality Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector. Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Liquidity Risk.  Quality Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Quality Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Quality Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future.  Performance shown for periods prior to January 27, 2011 does not reflect the current investment strategy or the performance of the current sub-adviser.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
16.38%	(2.09)%	(41.52)%	20.75%	7.10%	12.78%	10.84%	24.54%	11.01%	____%

Calendar year-to-date return of the Ordinary Shares of Quality Fund as of 6/30/2016 is ______%.

Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		5 Years		10 Years
Ordinary Shares Before Taxes	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%	_____	%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	_____	%	_____	%	_____	%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Quality Fund is managed by Pear Tree Advisors, Inc.  Quality Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).  The following employees of Columbia serve as the portfolio managers of Quality Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chairman of the Firm’s Management Committee, Senior Equity Portfolio Manager and Research Analyst	2011
Buying and Selling Fund Shares

You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Quality Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree PanAgora Emerging Markets Fund

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Emerging Markets Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees*	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Acquired Fund Fees and Expenses**	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%
Fee Waiver and/or Expense Reimbursement*	0.__%	0.__%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.__%	1.__%
____________________
* The Manager has contractually agreed until August 1, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.
**Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____

Portfolio Turnover

Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance.  During the most recent fiscal year, Emerging Markets Fund’s portfolio turnover rate was 35 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI, Inc. from a country included in the MSCI Emerging Markets Index (“MSCI EM”).  Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Emerging Markets Fund may invest more than 25 percent of its assets in a particular region, but may not invest more than a percentage of its assets in a single country equal to 10 percent plus the percentage of the country weight for that country in the MSCI EM. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary strategies: an alpha modeling strategy and a risk-parity strategy.  The alpha modeling strategy integrates a variety of measures including firm-specific, sector-specific and region-specific factors using a quantitative framework to build custom-tailored alpha models for a universe of emerging markets securities.  The risk-parity strategy deploys a proprietary portfolio construction process in an attempt to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The sub-adviser seeks to identify the contribution to a portfolio’s risk from exposures to various countries, sectors, and issuers then attempts to balance risk across these dimensions to improve diversification, rather than rely on the securities’ market weights reflected in the MSCI EM.  The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve its risk-parity exposure.

In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for cash-equitization purposes (e.g., for management of temporary cash positions).  Emerging Markets Fund also may lend its securities. Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks

It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments. In addition, because the Emerging Markets Fund primarily uses risk-parity strategies, it is unlikely to benefit from market momentum preceding a market correction.

Foreign Investing.  Emerging Markets Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relating to the U.S. dollar.  These risks are especially acute for emerging markets securities.  Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country.

Emerging Markets Risk. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Emerging Markets Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.

New Investment Sub-Strategy. Emerging Market Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Emerging Market Fund’s sub-adviser, and it has not yet been used by the Emerging Market Fund’s sub-adviser to manage client assets.  Thus, there is a risk that that sub-strategy may not perform as intended.

Investments in Another Mutual Fund.  To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund.  It also would bear its proportionate share of any management and other fees paid by the other mutual fund, subjecting Emerging Markets Fund shareholders to some duplication of fees.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, 2 the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Sector. Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Emerging Markets Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Emerging Markets Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
31.50%	45.44%	(59.20)%	70.37%	19.76%	(18.00)%	21.82%	(4.59)%	(0.74)%	_____%

Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of 6/30/2016 is ____%

Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		5 Years		10 Years
Ordinary Shares Before Taxes	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%	_____	%
MSCI EM Index (Reflects no deductions for fees, expenses or taxes)	_____	%	_____	%	_____	%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Emerging Markets Fund is managed by Pear Tree Advisors, Inc.  Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Dmitri Kantsyrev, Ph.D., CFA	Director, Equity Investments	2008
Jane Zhao, Ph.D.	Director, Equity Investments	2006

Buying and Selling Fund Shares

You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Risk Parity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Risk Parity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Acquired Fund Fees and Expenses	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%

Example
This example is intended to help you compare the cost of investing in Risk Parity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Risk Parity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Risk Parity Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____

Portfolio Turnover

Risk Parity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Risk Parity Fund’s performance.  Risk Parity Fund’s portfolio turnover rate was 34 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets IndexSM (“MSCI EM”).  Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Risk Parity Fund may invest in companies of any capitalization.

 To manage Risk Parity Fund’s assets, its sub-adviser uses its proprietary risk parity strategy.  Its risk parity strategy uses an investment model that assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) in order to attempt to mitigate the adverse effects of foreign currency fluctuations.  Risk Parity Fund also may lend its securities.  Risk Parity Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

 Principal Investment Risks

 It is possible to lose money by investing in Risk Parity Fund. An investment in Risk Parity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Risk Parity Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Risk Parity Fund has significant holdings, or weaknesses associated with one or more specific companies in which Risk Parity Fund may have substantial investments.  In addition, Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Investing.  Risk Parity Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Emerging Markets Risk.  The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Risk Parity Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Non-Diversification. Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Risk Parity Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Risk Parity Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Risk Parity Fund’s investments in forward foreign currency exchange contracts and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Risk Parity Fund by showing changes in Risk Parity Fund’s performance over time. The tables also compare Risk Parity Fund’s performance to a broad measure of market performance that reflects the type of securities in which Risk Parity Fund invests. Past performance does not necessarily indicate how Risk Parity Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2014	2015
(3.48)%	_____%

Calendar year-to-date return of the Ordinary Shares of Risk Parity Fund as of 6/30/2016 is _____%.
Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		Life of the Fund Since June 27, 2013
Ordinary Shares Before Taxes	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%
MSCI EM Index (Reflects no deductions for fees, expenses or taxes)	_____	%	_____	%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Risk Parity Fund is managed by Pear Tree Advisors, Inc.  Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Edward Qian, Ph.D., CFA	Chief Investment Officer and Head of Research, Multi-Asset	2013
Mark Barnes	Director, Multi-Asset	2013
Nicholas Alonso	Portfolio Manager, Multi-Asset	2013

Buying and Selling Fund Shares

Risk Parity Fund is not currently offered to investors located in all states. Please contact the Pear Tree Funds at 1-800-326-2151 for up-to-date availability information.

You may buy or sell shares of Risk Parity Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Risk Parity Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Risk Parity Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Risk Parity Fund through a broker-dealer or other financial intermediary (such as a bank), Risk Parity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Risk Parity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Fund

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%

Example

This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____
Portfolio Turnover

Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance.  During the most recent fiscal year, Foreign Value Fund’s portfolio turnover rate was 2 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization.

Foreign Value Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Fund’s portfolio falls below established limits.

Foreign Value Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Foreign Value Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future.  Foreign Value Fund also may lend its securities.  Foreign Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Fund.  An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.

Foreign Investing.  Foreign Value Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.  These risks are especially acute for emerging markets securities.

Value Stock Investing.  A value investment style periodically comes into and falls out of favor with investors.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Liquidity Risk.  Foreign Value Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Non-Diversification.  Foreign Value Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.

Sector. Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Foreign Value Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
31.03%	(1.85)%	(52.40)%	58.04%	20.01%	(15.52)%	26.92%	27.57%	(5.23)%	_____%

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of 6/30/2016 is _____%.

Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		5 Years		10 Years
Ordinary Shares Before Taxes	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%	_____	%
MSCI EAFE Index (Reflects no deductions for fees, expenses or taxes)	_____	%	_____	%	_____	%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Fund is managed by Pear Tree Advisors, Inc.  Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%	0.__%
Acquired Fund Fees Expenses	0.__%	0.__%
Total Annual Fund Operating Expenses	1.__%	1.__%

Example

This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Class	$___	$____	$___	$____
Institutional Class	$___	$___	$___	$____

Portfolio Turnover

Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance.  During the most recent fiscal year, Foreign Value Small Cap Fund’s portfolio turnover rate was 11 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap foreign markets issuers.  Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries.  Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $3 billion.

Foreign Value Small Cap Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, it uses traditional valuation criteria to regularly screen a database of more than 16,000 companies worldwide to identify a pool of approximately 250 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Small Cap Fund’s portfolio falls below established limits.

Foreign Value Small Cap Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Foreign Value Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future.  Foreign Value Small Cap Fund also may lend its securities.  Foreign Value Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Small Cap Fund.  An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.

Foreign Investing.  Foreign Value Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.  These risks are especially acute for emerging markets securities.
Value Stock Investing.  A value investment style periodically comes into and falls out of favor with investors.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk.  Foreign Value Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Small Cap Fund’s investments may prove to be incorrect.

Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.

Sector. Foreign Value Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Foreign Value Small Cap Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables indicate some of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Of course, past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future.  Updated performance information is available atwww.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2009	2010	2011	2012	2013	2014	2015
83.13%	20.70%	(20.02)%	27.11%	24.95%	6.54%	_____%

Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of 6/30/2016 is 9.18%.

Best Quarter:	Q_ ____	_____%
Worst Quarter:	Q_ ____	(_____) %

Average Annual Total Returns for the periods ended December 31, 2015

	1 Year		5 Year		Life of the Fund Since May 1, 2008
Ordinary Shares Before Taxes	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions	_____	%	_____	%	_____	%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	_____	%	_____	%	_____	%
Institutional Shares Before Taxes	_____	%	_____	%	_____	%
MSCI ACWI (ex US Small Cap) (reflects no deduction for fees, expenses or taxes)	_____	%	_____	%	_____	%

After-Tax Returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown.  The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.  After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc.  Foreign Value Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Pear Tree Polaris Small Cap Fund

Investment Objective

Maximum long-term capital appreciation.  There is no guarantee that Small Cap Fund will achieve its objective.  Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of small-cap companies. Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $5 billion). The Russell 2000 is a widely used benchmark for small-cap performance. The market capitalization of the companies in Small Cap Fund’s portfolio and the Russell 2000 changes over time; Small Cap Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. Small Cap Fund may, on occasion, purchase companies with a market capitalization above or below the ranges if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.

While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.  Fund assets also may be invested in growth stocks and value stocks.  The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Small Cap Fund’s sub-adviser uses proprietary investment technology combined with traditional, value-based, fundamental research to identify potential investments.  The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies.  The sub-adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow.  The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.

 Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Small Cap Fund fail to produce the intended results, Small Cap Fund could underperform other funds with similar objectives and investment strategies.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Securities. To the extent Small Cap Fund holds foreign securities (including ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. The value of foreign instruments may be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

Sector. Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Non-Diversification. Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.

Option Contracts. Options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Small Cap Fund’s open position could cause Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Pear Tree Quality Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Quality Fund will achieve its objective.  Quality Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Quality Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in stocks of large-cap companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. The market capitalization of the companies in Quality Fund’s portfolio changes over time; Quality Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  The Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX).  In order for a mutual fund to be a potential target portfolio, the mutual fund must:

•	Invest principally in stocks of large U.S. companies;

•	Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;

•	Be managed by an investment adviser that is unaffiliated with Quality Fund’s investment manager or sub-adviser; and

•	Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for Quality Fund, Quality Fund’s investment manager considers, among other things, whether the:

•	Target portfolio may easily be replicated by Quality Fund;

•	Quality Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;

•	Target portfolio’s investment objective and investment policies are compatible with Quality Fund’s investment objective and investment policies;

•	Target portfolio historically has a low rate of turnover;

•	Target portfolio historically has had strong performance;

•	Target portfolio’s investment adviser has a solid reputation within the financial services industry; and

•	Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.  From time to time, a target portfolio may invest in non-U.S. securities.  In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Quality Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Quality Fund.

Difficulty in Comparing Fund Performance with Target Portfolio Performance.  Quality Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  At such times, it is likely that Quality Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser. In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Neither Quality Fund’s investment manager nor sub-adviser has an agreement with a target portfolio’s investment adviser.  As a result, they may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.

Potential Impact on Target Portfolio.  Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information.  Quality Fund relies on each target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Securities. To the extent Quality Fund holds foreign securities (primarily through ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which those foreign securities are principally traded may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Quality Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.  For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

Non-Diversification.  Quality Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector. Quality Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Quality Fund’s benchmark is concentrated in specific industry sectors, although Quality Fund does not have a policy to concentrate in any specific industry sector. To the extent that Quality Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree PanAgora Emerging Markets Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Emerging Markets Fund will achieve its objective.  Emerging Markets Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Emerging Markets Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers. Emerging Markets Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets® Index (“MSCI EM”). As of May 1, 2015, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest greater than 25 percent of its assets in a particular region, but may not invest more than a percentage of its assets in a single country equal to 10 percent of the country weight for that country in the MSCI EM. Emerging Markets Fund may invest in companies of any capitalization. In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary strategies: an alpha modeling strategy and a risk-parity strategy.  At any one time, Emerging Markets Fund may allocate any or all of its assets to a specific strategy.

Alpha Modeling Strategy.  The sub-adviser’s alpha modeling strategy uses an investment model that seeks to make more money than a passive strategy of investing in the market generally (which typically is represented by reference to a broad-based market index). The sub-adviser’s model is based on fundamental investment principles, and it is premised on the theory that no two stocks are alike and their behaviors change through time. As a result, the model has distinct dynamic and analytical components. The alpha modeling strategy integrates a variety of measures including firm-specific, sector-specific and region-specific factors using a quantitative framework to build custom-tailored alpha models for a universe of emerging markets securities..

Risk-Parity Strategy.  The sub-adviser’s risk-parity strategy uses an investment model that attempts to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The risk-parity strategy deploys a proprietary portfolio construction process in an attempt to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The sub-adviser seeks to identify the contribution to a portfolio’s risk from exposures to various countries, sectors, and issuers then attempts to balance risk across these dimensions to improve diversification, rather than rely on the securities’ market weights reflected in the MSCI EM.  The goal of the strategy is to limit Risk Parity Fund’s concentrated risk-exposures thus reducing “bubble risk,” that is, the risk that results when market momentum causes a particular group of stocks to become a disproportionate percentage of the fund’s overall risk.  Such a concentrated risk exposure increases the fund’s susceptibility to a significant drop in the value when the attribute to which the portfolio is unduly exposed experiences losses. The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve its risk-parity exposure.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Emerging Markets Fund. In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Emerging Markets Fund.

Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Emerging Markets Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Emerging Markets Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.  Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Emerging Markets Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Emerging Markets Fund fail to produce the intended results, Emerging Markets Fund could underperform other funds with similar objectives and investment strategies.

New Investment Sub-Strategy. The Emerging Markets Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Emerging Markets Fund’s sub-adviser.  The Emerging Markets Fund’s sub-adviser has not yet been used the sub-strategy to manage client assets and thus, there is no historical performance record to evaluate whether the sub-strategy has achieved its goals.  There is a risk that that sub-strategy may not perform as intended in any or all types of markets.

Investments in Another Mutual Fund.  To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund.  Emerging Markets Fund also would bear its proportionate share of any management and other fees paid by the other mutual fund in addition to the investment management and other fees paid by Emerging Markets Fund.  As a result, shareholders of Emerging Markets Fund would be subject to some duplication of fees.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Forward and Currency Contracts. Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, Emerging Markets Fund could lose more than the amount it originally invested. Emerging Markets Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Sector. Emerging Markets Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Emerging Markets Fund’s benchmark is concentrated in specific industry sectors, although Emerging Markets Fund does not have a policy to concentrate in any specific industry sector. To the extent that Emerging Markets Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Risk Parity Fund will achieve its objective.  Risk Parity Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Risk Parity Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategy

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers.  Risk Parity Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets Index (“MSCI EM”).  As of May 1, 2015, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region.  Risk Parity Fund may invest in companies of any capitalization.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts and other derivatives in order to attempt to mitigate the adverse effects of foreign currency fluctuations.

To manage Risk Parity Fund’s assets, its sub-adviser employs its proprietary risk parity strategy, which uses an investment model assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  The goal of the strategy is to limit Risk Parity Fund’s exposure to “bubble risk,” that is, the risk of a sudden and significant drop in the portfolio’s value that results when market momentum causes a particular group of stocks within Risk Parity Fund to represent a disproportionate percentage of the overall risk in Risk Parity Fund.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Risk Parity Fund. Below is a description of the principal risks of investing in Risk Parity Fund.

Market Momentum.  Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Risk Parity Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Risk Parity Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Risk Parity Fund may be able to invest indirectly in equity securities solely or primarily through pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Risk Parity Fund fail to produce the intended results, Risk Parity Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Risk Parity Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing.  Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Forward and Currency Contracts.  Forward and currency contracts are subject to the risks inherent in most derivative contracts.  In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies.  Currency contracts also may be subject to national and international political and economic events.  Under certain market conditions, Risk Parity Fund could lose more than the amount it originally invested.  Risk Parity Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Non-Diversification.  Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EM, Risk Parity Fund’s benchmark, is concentrated in specific industry sectors.  Risk Parity Fund, however, does not have a policy to concentrate in any specific industry sector, and thus, it may not invest in the securities of an issuer if that investment would cause Risk Parity Fund to invest more than 25 percent of its assets in any one industry.  To the extent that Risk Parity Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Fund

Investment Objective

Long-term growth of capital and income. There is no guarantee that Foreign Value Fund will achieve its objective.  Foreign Value Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Foreign Value Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Common stocks include securities such as depositary receipts and participatory notes that derive their values from common stocks.

Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East.  Foreign Value Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”).  As of May 1, 2015, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.  Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization.

Foreign Value Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Fund’s portfolio falls below established limits.

Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns.  Selling/writing call options is designed to provide income to Foreign Value Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Foreign Value Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Fund.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which Foreign Value Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Foreign Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Foreign Value Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the underlying pools.  In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Foreign Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Foreign Value Fund fail to produce the intended results, Foreign Value Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Currency and Option Contracts.  Currency and Options contracts are subject to the risks inherent in most derivative contracts.  In addition, currency contracts also may be subject to national and international political and economic events.  Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Fund’s open position could cause Foreign Value Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position.  Under certain market conditions, Foreign Value Fund investing in an option contact could lose more than the amount it originally invested.  Foreign Value Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Non-Diversification.  Foreign Value Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.

Sector. Foreign Value Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective

Long-term growth of capital and income.  There is no guarantee that Foreign Value Small Cap Fund will achieve its objective.  Foreign Value Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval.  Foreign Value Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Common stocks include securities such as depositary receipts and participatory notes that derive their values from common stocks.

Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East.  Foreign Value Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”).  As of May 1, 2015, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.  Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries.  Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $3 billion.

Foreign Value Small Cap Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Small Cap Fund’s portfolio falls below established limits.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns.  Selling/writing call options is designed to provide income to Foreign Value Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Foreign Value Small Cap Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Small Cap Fund.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which Foreign Value Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Foreign Value Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Foreign Value Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the underlying pools.  In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Foreign Value Small Cap Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Currency and Option Contracts.  Currency and Options contracts are subject to the risks inherent in most derivative contracts.  In addition, currency contracts also may be subject to national and international political and economic events.  Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position.  Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested.  Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Small Cap Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Foreign Value Small Cap Fund fail to produce the intended results, Foreign Value Small Cap Fund could underperform other funds with similar objectives and investment strategies.

Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.

Sector. Foreign Value Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Principal Investment Strategies Common to all Pear Tree Funds

The following principal investment strategies are common to all Pear Tree Funds:

Securities Lending. To earn additional income, a Pear Tree Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one-third of the value of its total assets via a securities lending program through the securities lending agent.  When the Pear Tree Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities.  Cash collateral typically is invested by the Pear Tree Fund in a money market fund, with the Pear Tree Fund splitting the income received from the money market fund with the securities lending agent.  Collateral in the form of securities typically is held by the Pear Tree Fund’s custodian, and the Pear Tree Fund receives a premium for loaning its securities.  That premium also is split with the securities lending agent.  The Pear Tree Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Pear Tree Fund to compensate it for its loss.

Should a borrower of securities fail financially, the lending Pear Tree Fund may experience delays in recovering the securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Pear Tree Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Derivatives.  Each Pear Tree Fund, other than Emerging Markets Fund and Risk Parity Fund, may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future.  Emerging Markets Fund may invest in derivatives for cash-equitization purposes (such as to manage temporary cash positions).  Risk Parity Fund may invest in derivatives in order to attempt to mitigate the adverse effects of foreign currency fluctuations.  Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected.  Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management.  From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments.  Any cash or cash equivalent position held by a Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions.  Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments.  Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Investment Risks Common to All Pear Tree Funds

The following are principal risks that are common to the Pear Tree Funds as well as most equity funds:

•
Market, Industry and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad.  Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management.  Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

•
Liquidity. Some Pear Tree Fund holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner.  Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Pear Tree Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

•
Investment Strategies.  Each Pear Tree Fund pursues its investment objective using a specific investment strategy or, in the case of Emerging Markets Fund, two investment strategies.  An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities.  For the most part, the principles or rules comprising a Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value.   For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

Changes in Policies

Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless that Pear Tree Fund’s shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.

The Manager

The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2016, the firm had approximately $___ billion in assets under management.

The Manager may, subject to the approval of the Board, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. The Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs.

Day-to-day responsibility for investing Pear Tree Fund’ assets currently is provided by the Sub-Advisers described below.  The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval.  With Board approval, the Manager may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser.  The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement.  Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund.  Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Advisers and Portfolio Management

The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Quality Fund.

Sub-Adviser. Columbia Partners, L.L.C., Investment Management (“Columbia”), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815 serves as the  Sub-Adviser to Pear Tree Quality Fund.  As of June 30, 2016, Columbia had approximately $___ billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 2011	Chairman of the Firm’s Management Committee, Senior Equity Portfolio Manager Investment professional since 1984

Pear Tree PanAgora Emerging Markets Fund and Pear Tree PanAgora Risk Parity Emerging Markets Fund

Sub-Adviser. PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, Massachusetts 02110, serves as the Sub-Adviser to Emerging Markets Fund and Risk Parity Fund. As of June 30, 2016, PanAgora had approximately $___ billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments, LLC is a control person of PanAgora.  The portfolio managers for each of Emerging Markets Fund and Risk Parity Fund are jointly responsible for the portfolio management of that Fund.

Portfolio Management.

Pear Tree PanAgora Emerging Markets Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Dmitri Kantsyrev, Ph.D., CFA	Since 2008
Director, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora’s Dynamic Equity strategies. Dr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he completed his studies in Finance. Dr. Kantsyrev is a CFA charterholder.

Jane Zhao, Ph.D.	Since 2006
Director, Equity Investments
Dr. Zhao joined PanAgora in 2006 and is currently a Director on the Dynamic Equity Management Team. Her primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Dynamic Equity strategies.

Oleg Nusinzon, CFA	Since 2015
Director, Equity Investments
Mr. Nusinzon joined PanAgora in 2009 and is currently a Director on the Dynamic Equity Management Team. His primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Dynamic Equity strategies.

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Edward Qian, Ph.D., CFA	Since 2013	Chief Investment Manager and Head of Research, Multi Asset Investment professional since 1998; Dr. Qian joined PanAgora in 2007.
Mark Barnes	Since 2013	Director, Multi-Asset. Mr. Barnes joined PanAgora in 1998.
Nicholas Alonso	Since 2013
Portfolio Manager, Multi-Asset.  Mr. Alonso joined PanAgora in 2010.  Prior to joining PanAgora, Mr. Alonso worked for Mellon Capital Management (2007-2010) where he was a Quantitative Analyst primarily responsible for research and management.

Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Sub-Adviser. Polaris Capital Management, LLC (“Polaris”), 125 Summer Street, Boston, Massachusetts 02110, serves as the Sub-Adviser to Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund. As of June 30, 2016, Polaris had approximately $___ billion in assets under management for institutional clients and affluent individuals.

Portfolio Management.

Pear Tree Polaris Small Cap Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2015	President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2015
Vice President and Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2015
Assistant Portfolio Manager since  2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

Pear Tree Polaris Foreign Value Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Since 1998 (Fund inception) Lead Portfolio Manager	President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2004
Vice President and Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2008
Assistant Portfolio Manager since  2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

Pear Tree Polaris Foreign Value Small Cap Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2008 (Fund inception)	President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2008 (Fund inception) Assistant Portfolio Manager
Vice President and Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2008
Assistant Portfolio Manager since  2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

Management and Sub-Advisory Fees

As compensation for services rendered for fiscal year ended March 31, 2016, each Pear Tree Fund paid the Manager as follows.

	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate
All Funds (excluding Small Cap Fund and Risk Parity Fund)	All	1.00%	1.00%

Small Cap Fund Risk Parity Fund	All $0 – 300 Million $300 – 600 Million $600 Million or more	0.80% 0.60% 0.65% 0.70%	0.95%* 0.60%
*Prior to January 1, 2015, the sub-advisory fee payable to the Sub-Adviser to Small Cap Fund was based on a rate of 1.00% of the average daily net assets of that fund.

Sub-Advisory Fees

From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.

Trustee Approval

The Pear Tree Funds’ Semi-Annual report for the semi-annual period ended September 30, 2014 contains a detailed discussion of the factors considered by the Trustee and their conclusions in approving the management contract and advisory contracts for all Funds.

Fee Waivers/Expense Limitation.

Pear Tree Quality Fund. The Manager has agreed until July 31, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of $125 million.  This fee waiver only may be terminated with the approval of the Trustees.  For the year ended March 31, 2016, the Manager waived fees in the aggregate amount of $________.

Pear Tree PanAgora Emerging Markets Fund. The Manager has agreed until August 1, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.  This fee waiver only may be terminated with the approval of the Trustees.  This fee waiver/expense limitation arrangement was not in effect during the fiscal year ended March 31, 2016.

Distributor and Distribution Plan

 U.S. Boston Capital Corporation (the "Distributor") is the distributor (or principal underwriter) of all Pear Tree Fund’s shares.

 Each Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Fund’s Ordinary Shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above.  Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges.  The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Revenue Sharing Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of any Pear Tree Fund.  The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund.  Please contact your financial intermediary for details about revenue sharing payments it may receive.

Administrative and Processing Support Payments. The Manager or its affiliates may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. The Manager or its affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

SHARE CLASS ELIGIBILITY

The Pear Tree Funds offer two classes of shares of each Pear Tree Fund through this prospectus: Ordinary Shares and Institutional Shares.

Ordinary Shares are available to all purchasers and are subject to a fee of 0.25 percent charged pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”).  Institutional Shares are available to limited classes of purchasers on a “no-load” basis, and they are not subject to a sales charge or 12b-1 fee.

At this time the Pear Tree Funds do not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

•	Participate in the Pear Tree Funds’ Automatic Investment Plan;

•	Open a Uniform Gifts/Transfers to Minors account; or

•
Open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Manager, at its discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Manager, at its discretion, reserves the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Pear Tree Funds’ 12b-1 Plan.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more
(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Pear Tree Fund;

(ii)         banks and insurance companies purchasing shares for their own account;
(iii)       an insurance company separate account; or
(iv)a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate
If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1)        A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;
(2)        An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(3)        A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None
Investments made for an individual account or a group of accounts:
(i)          through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or
(ii)by registered investment Sub-Advisers who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None
(i)any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or
(ii)officers, partners, trustees or directors and employees of the Pear Tree Funds, the Pear Tree Funds’ affiliated corporations, or of the Pear Tree Funds’ Sub-Advisers and their affiliated corporations (a “Fund Employee”), the spouse or child of a Pear Tree Fund Employee, a Pear Tree Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Pear Tree Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Pear Tree Institutional Services, a division of the Manager (“Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Pear Tree Funds.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value  on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal.  The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles.  Please call 1-800-326-2151 for assistance.   These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Pear Tree Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Pear Tree Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Once you make a telephone redemption request, you may not cancel it.  The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine.  The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

You may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

•	Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•	Requesting a redemption within 30 days of changing your account registration or address

•	Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Amount

The Pear Tree Funds will generally send redemption proceeds within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check until monies have been collected by the Pear Tree Fund from the customers’ bank.

The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Pear Tree Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or 1 percent of a Fund’s net assets, whichever is less, the Pear Tree Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price.  The Pear Tree Funds will accept orders for purchases of shares on any day on which the NYSE is open for regular trading.  The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

The Pear Tree Funds’ assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Board. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund and Foreign Value Small Cap Fund hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Board.

SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”).  The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account.  The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings.  The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund.  The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future.  The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

•
Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•	Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

•	Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

•
Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of the Pear Tree Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Pear Tree Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional share of the Pear Tree Fund that made the distribution at the current day’s NAV.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting each Pear Tree Fund and its shareholders.  The following assumes that a Fund’s shares will be treated as capital assets in the hands of each shareholder.  Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Fund with respect to your specific tax situation prior to making an investment in the Fund.  Each Pear Tree Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year.  Although no Fund will be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares.  Distributions from net long-term gains recognized by a fund are taxable as long term taxable gains regardless of the length of time a shareholder has held the shares and whether or not the distributions is paid in cash or additional shares.  All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.  Distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes.  Depending on the tax rules in the state in which you live, a portion of the dividends paid by a Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss.  A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds.  Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.  Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from a Pear Tree Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.  If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

Each Pear Tree Fund intends to elect to be taxed each year as a regulated investment company.  A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders.  However, should a Pear Tree Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Each Pear Tree is required to withhold a legally determined portion, currently 28 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.  This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account.  These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes.  Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to determine the effective rate of foreign tax for Risk Parity Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely), the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund.  They may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by the Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Fund and your allocable share of foreign income taxes paid by the Fund.  You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally.  Alternatively, you could treat your allocable share of the foreign income taxes paid by the Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each pear Tree Fund will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

PEAR TREE FUNDS

FINANCIAL HIGHLIGHTS

The Financial Highlights table below for each Pear Tree Fund, which provides information about the Pear Tree Fund’s financial history, is based on a single share outstanding of that Pear Tree Fund throughout the periods shown.  The table is part of the Pear Tree Fund’s financial statements, which are included in its annual report and incorporated by reference into the Statement of Additional Information (available upon request).  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Pear Tree Fund (assuming reinvestment of all dividends and distributions and no payment of any applicable account or redemption fees). The financial statements in the annual report were audited by the Pear Tree Fund’s independent registered public accounting firm Tait, Weller & Baker LLP.

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS SMALL CAP FUND
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$27.62	$22.50	$20.36	$19.92

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.04	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain / (loss) on securities		(0.37)	5.20	2.17	0.57
Total from Investment Operations		(0.33)	5.12	2.14	0.49

Less Distributions :
Dividends from net investment income		(0.20)	-	-	(0.05)
Distributions from realized capital gains		(2.44)	-	-	-
Total Distributions		(2.64)	-	-	(0.05)

Net Asset Value, End of Period		$24.65	$27.62	$22.50	$20.36

Total Return		(0.36)%	22.76%	10.51%	2.48%

Net Assets, End of Period (000's)		$98,084	$107,370	$101,275	$95,870

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross		1.50%	1.53%	1.63%	1.67%
Net		1.50%	1.53%	1.63%	1.67%
Ratio of net investment income (loss) to
average net assets (b)		0.17%	(0.30)%	(0.16)%	(0.44)%

Portfolio Turnover		94%	67%	54%	53%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$31.37	$25.48	$23.00	$22.50

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.11	(0.02)	0.02	(0.04)
Net realized and unrealized gain / (loss) on securities		(0.39)	5.91	2.46	0.63
Total from Investment Operations		(0.28)	5.89	2.48	0.59

Less Distributions :
Dividends from net investment income		(0.26)	-	-	(0.09)
Distributions from realized capital gains		(2.44)	-	-	-
Total Distributions		(2.70)	-	-	(0.09)

Net Asset Value, End of Period		$28.39	$31.37	$25.48	$23.00

Total Return		(0.11)%	23.12%	10.78%	2.69%

Net Assets, End of Period (000's)		$3,761	$9,812	$8,000	$6,242

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross		1.28%	1.28%	1.38%	1.42%
Net		1.28%	1.28%	1.38%	1.42%
Ratio of net investment income (loss) to
average net assets (b)		0.36%	(0.08)%	0.07%	(0.19)%

Portfolio Turnover		94%	67%	54%	53%

(a) Per share numbers have been calculated using the average shares method.
(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE QUALITY FUND
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$18.10	$15.85	$14.33	$12.36

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)		0.28	0.19	0.16	0.17
Net realized and unrealized gain / (loss) on securities		1.30	2.24	1.52	1.92
Total from Investment Operations		1.58	2.43	1.68	2.09

Less Distributions :
Dividends from net investment income		(0.33)	(0.18)	(0.16)	(0.12)
Distributions from realized capital gains		(1.88)	-	-	-
Total Distributions		(2.21)	(0.18)	(0.16)	(0.12)

Net Asset Value, End of Period		$17.47	$18.10	$15.85	$14.33

Total Return		9.12%	15.40%	11.85%	16.99% (d)

Net Assets, End of Period (000's)		$116,104	$114,857	$98,033	$92,557

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross		1.54%	1.55%	1.62%	1.66%
Net including dividend and interest expense
for securities sold short		N/A	N/A	N/A	N/A
Net excluding dividend and interest expense
for securities sold short		1.29%	1.30%	1.46%	1.51%
Ratio of net investment income (loss) to
average net assets (c)		1.52%	1.13%	1.11%	1.28%

Portfolio Turnover Excluding Short Positions		49%	35%	40%	68% (f)

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$18.95	$16.58	$14.95	$12.85

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)		0.35	0.25	0.24	0.25
Net realized and unrealized gain / (loss) on securities		1.35	2.35	1.59	1.99
Total from Investment Operations		1.70	2.60	1.83	2.24

Less Distributions :
Dividends from net investment income		(0.38)	(0.23)	(0.20)	(0.14)
Distributions from realized capital gains		(1.88)	-	-	-
Total Distributions		(2.26)	(0.23)	(0.20)	(0.14)

Net Asset Value, End of Period		$18.39	$18.95	$16.58	$14.95

Total Return		9.34%	15.74%	12.37%	17.57% (d)

Net Assets, End of Period (000's)		$11,209	$10,045	$3,576	$2,558

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross		1.29%	1.31%	1.35%	1.41%
Net including dividend and interest expense
for securities sold short		N/A	N/A	N/A	N/A
Net excluding dividend and interest expense
for securities sold short		1.04%	1.03%	1.01%	1.00%
Ratio of net investment income (loss) to
average net assets (c)		1.83%	1.38%	1.58%	1.85%

Portfolio Turnover Excluding Short Positions		49%	35%	40%	68% (f)

(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

FINANCIAL HIGHLIGHTS FOR PEAR TREE PANAGORA EMERGING MARKETS FUND
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$22.15	$23.56	$22.67	$25.18

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.29	0.33	0.37	0.41
Net realized and unrealized gain / (loss) on securities		(0.18)	(1.45)	0.85	(2.44)
Total from Investment Operations		0.11	(1.12)	1.22	(2.03)

Less Distributions :
Dividends from net investment income		(0.32)	(0.29)	(0.33)	(0.48)
Distributions from realized capital gains		-	-	-	-
Total Distributions		(0.32)	(0.29)	(0.33)	(0.48)

Net Asset Value, End of Period		$21.94	$22.15	$23.56	$22.67

Total Return		0.54%	(4.77)%	5.41%	(7.80)%

Net Assets, End of Period (000's)		$127,295	$131,920	$140,267	$145,201

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross		1.37%	1.60%	1.76%	1.76%
Net		1.37%	1.60%	1.76%	1.76%
Ratio of net investment income (loss) to
average net assets (b)		1.26%	1.50%	1.66%	1.80%

Portfolio Turnover		35%	61%	25%	56%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$22.46	$23.88	$22.97	$25.53

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.35	0.39	0.43	0.41
Net realized and unrealized gain / (loss) on securities		(0.18)	(1.46)	0.87	(2.42)
Total from Investment Operations		0.17	(1.07)	1.30	(2.01)

Less Distributions :
Dividends from net investment income		(0.37)	(0.35)	(0.39)	(0.55)
Distributions from realized capital gains		-	-	-	-
Total Distributions		(0.37)	(0.35)	(0.39)	(0.55)

Net Asset Value, End of Period		$22.26	$22.46	$23.88	$22.97

Total Return		0.81%	(4.52)%	5.69%	(7.56)%

Net Assets, End of Period (000's)		$12,424	$15,358	$15,165	$15,569

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross		1.11%	1.35%	1.49%	1.52%
Net		1.11%	1.35%	1.49%	1.52%
Ratio of net investment income (loss) to
average net assets (b)		1.52%	1.74%	1.92%	1.81%

Portfolio Turnover		35%	61%	25%	56%

(a) Per share numbers have been calculated using the average shares method.
(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS
(For a share outstanding throughout each period)
	Ordinary Shares ___________________________________________
	Years Ended March 31, [UPDATE]
	2015	2014 *
Net Asset Value, Beginning of Period	$10.30	$10.00

Income from Investment Operations :
Net investment income (loss) (a)(b)	0.09	(0.03)
Net realized and unrealized gain / (loss) on securities	(0.57)	0.40
Total from Investment Operations	(0.48)	0.37

Less Distributions :
Dividends from net investment income	(0.07)	-
Distributions from realized capital gains	(0.02)	(0.07)
Total Distributions	(0.09)	(0.07)

Net Asset Value, End of Period	$9.73	$10.30

Total Return	(4.63)%	3.68%	***

Net Assets, End of Period (000's)	$1,558	$652

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross	1.54%	2.10%	**
Net	1.54%	2.10%	**
Ratio of net investment income (loss) to
average net assets (b)	0.88%	(0.43)%	**

Portfolio Turnover	34%	42%	***
*For the period from June 27, 2013 (commencement of fund operations) through March 31, 2014.

	Institutional Shares
	Years Ended March 31, [UPDATE]
	2015	2014 *

Net Asset Value, Beginning of Period	$10.35	$10.00

Income from Investment Operations :
Net investment income (loss) (a)(b)	0.13	0.01
Net realized and unrealized gain / (loss) on securities	(0.59)	0.41
Total from Investment Operations	(0.46)	0.42

Less Distributions :
Dividends from net investment income	(0.09)	-
Distributions from realized capital gains	(0.02)	(0.07)
Total Distributions	(0.11)	(0.07)

Net Asset Value, End of Period	$9.78	$10.35

Total Return	(4.41)%	4.19%	***

Net Assets, End of Period (000's)	$38,497	$33,071

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (c)
Gross	1.28%	1.69%	**
Net	1.28%	1.69%	**
Ratio of net investment income (loss) to
average net assets (b)	1.20%	0.09%	**

Portfolio Turnover	34%	42%	***

* For the period from June 27, 2013 (commencement of fund operations) through March 31, 2014.
** Annualized.
*** Not Annualized.
(a) Per share numbers have been calculated using the average shares method.
(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE FUND
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$19.38	$15.83	$13.64	$14.68

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.29	0.19	0.15	0.12
Net realized and unrealized gain / (loss) on securities		(0.80)	3.49	2.12	(1.09)
Total from Investment Operations		(0.51)	3.68	2.27	(0.97)

Less Distributions :
Dividends from net investment income		(0.20)	(0.13)	(0.08)	(0.07)
Distributions from realized capital gains		-	-	-	-
Total Distributions		(0.20)	(0.13)	(0.08)	(0.07)

Net Asset Value, End of Period		$18.67	$19.38	$15.83	$13.64

Total Return		(2.53)%	23.28%	16.73%	(6.55)% (c)

Net Assets, End of Period (000's)		$1,030,641	$908,108	$705,210	$386,011

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (d)
Gross		1.52%	1.54%	1.59%	1.64%
Net		1.52%	1.54%	1.59%	1.64%
Ratio of net investment income (loss) to
average net assets (b)		1.55%	1.11%	1.04%	0.93%

Portfolio Turnover		2%	3%	10%	18%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$19.39	$15.83	$13.63	$14.68

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.33	0.24	0.17	0.14
Net realized and unrealized gain / (loss) on securities		(0.80)	3.48	2.15	(1.09)
Total from Investment Operations		(0.47)	3.72	2.32	(0.95)

Less Distributions :
Dividends from net investment income		(0.24)	(0.16)	(0.12)	(0.10)
Distributions from realized capital gains		-	-	-	-
Total Distributions		(0.24)	(0.16)	(0.12)	(0.10)

Net Asset Value, End of Period		$18.68	$19.39	$15.83	$13.63

Total Return		(2.29)%	23.58%	17.07%	(6.34)% (c)

Net Assets, End of Period (000's)		$594,691	$570,792	$180,265	$98,109

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (d)
Gross		1.27%	1.28%	1.33%	1.39%
Net		1.27%	1.28%	1.33%	1.39%
Ratio of net investment income (loss) to
average net assets (b)		1.76%	1.37%	1.22%	1.07%

Portfolio Turnover		2%	3%	10%	18%

(a) Per share numbers have been calculated using the average shares method.

(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
(For a share outstanding throughout each period)

	Ordinary Shares

	Period Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$13.17	$10.50	$9.02	$11.19

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.15	0.14	0.14	0.21
Net realized and unrealized gain / (loss) on securities		0.17	2.66	1.50	(1.29)
Total from Investment Operations		0.32	2.80	1.64	(1.08)

Less Distributions :
Dividends from net investment income		(0.14)	(0.13)	(0.16)	(0.10)
Distributions from realized capital gains		-	-	-	(0.99)
Total Distributions		(0.14)	(0.13)	(0.16)	(1.09)

Net Asset Value, End of Period		$13.35	$13.17	$10.50	$9.02

Total Return		2.57%	26.80%	18.34%	(8.20)% (c)

Net Assets, End of Period (000's)		$233,185	$138,321	$92,806	$72,737

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (d)
Gross		1.56%	1.58%	1.66%	1.70%
Net		1.56%	1.58%	1.66%	1.70%
Ratio of net investment income (loss) to
average net assets (b)		1.15%	1.23%	1.55%	2.14%

Portfolio Turnover		11%	4%	9%	22%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period		$13.19	$10.51	$9.03	$11.21

Income from Investment Operations :
Net investment income (loss) (a)(b)		0.14	0.16	0.17	0.24
Net realized and unrealized gain / (loss) on securities		0.21	2.67	1.49	(1.30)
Total from Investment Operations		0.35	2.83	1.66	(1.06)

Less Distributions :
Dividends from net investment income		(0.18)	(0.15)	(0.18)	(0.13)
Distributions from realized capital gains		-	-	-	(0.99)
Total Distributions		(0.18)	(0.15)	(0.18)	(1.12)

Net Asset Value, End of Period		$13.36	$13.19	$10.51	$9.03

Total Return		2.79%	27.16%	18.59%	(7.99)% (c)

Net Assets, End of Period (000's)		$200,160	$47,418	$22,459	$20,567

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (d)
Gross		1.31%	1.33%	1.41%	1.43%
Net		1.31%	1.33%	1.41%	1.43%
Ratio of net investment income (loss) to
average net assets (b)		1.12%	1.47%	1.88%	2.45%

Portfolio Turnover		11%	4%	9%	22%

(a) Per share numbers have been calculated using the average shares method.

(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d) Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
PEAR TREE FUNDS

OBTAINING ADDITIONAL INFORMATION

More information about the Pear Tree Funds may be obtained free upon request.

The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds.  The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years.  The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.  The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.peartreefunds.com.

If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current SAI or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Pear Tree Institutional Services 55 Old Bedford Road Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com

You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.

Investment Company Act File No. 811-03790

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

The information in this Statement of Additional Information is incomplete and may be changed.  We may not sell securities pursuant to this Statement of Additional Information until the amendment to the Registration Statement to which this Statement of Additional Information relates is effective.  This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

Subject to completion, June 2, 2016

STATEMENT OF ADDITIONAL INFORMATION

[Missing Graphic Reference]

Ordinary Shares and Institutional Shares

	Ordinary Shares	Institutional Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX
Pear Tree Quality Fund	USBOX	QGIAX
INTERNATIONAL EQUITY FUNDS
Pear Tree PanAgora Emerging Markets Fund	QFFOX	QEMAX
Pear Tree PanAgora Risk Parity Emerging Markets Fund	RPEMX	EMRPX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX

August __, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August __, 2016 for the Ordinary Shares and Institutional Shares of the separate series identified above (collectively, the “Pear Tree Funds” and individually, a “Pear Tree Fund”) of the Pear Tree Funds (formerly The Quantitative Group of Funds d/b/a Quant Funds) (the “Trust”), as supplemented or revised from time to time (the “Prospectus”).  The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2016, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.  A copy of the Prospectus, SAI, and the Pear Tree Fund’s most recent annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.

Shares of Pear Tree PanAgora Risk Parity Emerging Markets Fund are not currently offered to investors located in all states. Please contact the Pear Tree Funds at 1-800-326-2151 for up-to-date availability information.

TABLE OF CONTENTS

THE MANAGER AND THE SUB-ADVISERS                                                                                                                                       43

PROXY VOTING POLICIES………………………………………………………………………… 77

FUND HISTORY
The Trust is a registered, open-end, management investment company that was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.

Each Pear Tree Fund identified on the cover page of this SAI is a series of the Trust.  Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to each Pear Tree Fund, and for each Pear Tree Fund, there is an investment sub-adviser (each, a “Sub-Adviser”).

The Pear Tree Funds formerly were named The Quantitative Group of Funds and did business as “Quant Funds.”  Five of the Pear Tree Funds formerly were referred to as follows:

Current Fund Name	Former Fund Name(s)
Pear Tree Polaris Small Cap Fund	Pear Tree Columbia Small Cap Fund; Quant Small Cap Fund
Pear Tree Quality Fund	Quant Quality Fund; Quant Long/Short Fund
Pear Tree PanAgora Emerging Markets Fund	Pear Tree PanAgora Dynamic Emerging Markets Fund; Pear Tree Emerging Markets Fund; Quant Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund	Quant Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund	Quant Foreign Value Small Cap Fund

Pear Tree Advisors, Inc. formerly was named Quantitative Investment Advisors, Inc.  On May 26, 2011, each of the Trust, the Manager and each Pear Tree Fund, other than Small Cap Fund, changed its name to its current name.  On May 26, 2011, Small Cap Fund changed its name to Pear Tree Small Cap Fund, and on January 1, 2015, it changed its name again to its current name.  As of April 1, 2016, Emerging Markets Fund changed its name to its current name.

Capitalized terms used in this SAI but not defined herein have the same meanings as in the Prospectus.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of each Pear Tree Fund.  This section supplements the disclosure in the Prospectus and provides additional information on the Pear Tree Funds’ investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Pear Tree Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Pear Tree Fund’s restrictions and policies.  There is no assurance that the Pear Tree Funds’ objectives will be achieved.

Each Pear Tree Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.

(a)           Securities and Other Instruments, Other Than Derivatives

Equity Securities

Each Pear Tree Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. A Pear Tree Fund’s equity securities may be denominated in foreign currencies and may be held outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Pear Tree Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Fixed Income Securities

Each Pear Tree Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Pear Tree Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Pear Tree Fund’s Sub-Adviser.

Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

No Pear Tree Fund may invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities.  These risks apply to any Pear Tree Fund that invests in fixed income securities.

•
Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Pear Tree Fund’s income and the market value of, the instrument.

•
Credit Risk.  The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both.  Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.

•
Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) – the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•
Liquidity Risk - the risk that the Pear Tree Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

U.S. Government Obligations

The types of U.S. Government obligations in which each Pear Tree Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export —Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Pear Tree Fund may purchase U.S. Government obligations on a forward commitment basis. Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the Pear Tree Funds will be successful.

Convertible Securities

Each Pear Tree Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Repurchase Agreements

Each Pear Tree Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Pear Tree Fund and agree to repurchase the securities at the Pear Tree Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Pear Tree Fund receives securities as collateral. Under a repurchase agreement, a Pear Tree Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by the Pear Tree Fund have a total value in excess of the purchase price paid by the Pear Tree Fund and are held by the Custodian or another Trustees-approved custodian bank until repurchased.  Repurchase agreements assist the Pear Tree Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser to the transacting Pear Tree Fund continually monitors and considers satisfactory. If the other party or “seller” defaults, the Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Pear Tree Fund’s shareholders.

No more than 5 percent of the value of a Pear Tree Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see "- Illiquid Securities," below). In addition, a Pear Tree Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Pear Tree Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Pear Tree Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Pear Tree Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Pear Tree Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Pear Tree Fund’s records while a reverse repurchase agreement is in effect.

Reverse repurchase agreements involve the risk that the market value of securities sold by the Pear Tree Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Pear Tree Fund. If the other party or “seller” defaults, a Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable.

Investments in Other Investment Companies, Exchange-Traded Funds and Business Development Companies

Each Pear Tree Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (“ETFs”), as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities.  A Pear Tree Fund may purchase the securities of another investment company, ETF or BDC to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class.  A Pear Tree Fund may also purchase shares of another investment company, ETF or BDC to gain exposure to the securities or commodities in the investment company’s, ETF’s or BDC’s portfolio at times when the Pear Tree Fund may not be able to buy those securities or commodities directly.  Any investment by a Pear Tree Fund in another investment company, ETF or BDC would be consistent with the Pear Tree Fund’s objective and investment program.

The risks of owning another investment company, ETF or BDC are generally similar to the risks of investing directly in the securities or commodities in which that investment company, ETF or BDC invests.  However, an investment company, ETF or BDC may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the acquiring Pear Tree Fund’s performance.  In addition, because some closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of an investment company, ETF or BDC, a Pear Tree Fund must pay its pro-rata share of that investment company’s, ETF’s or BDC’s fees and expenses.  A Pear Tree Fund’s investments in other investment companies, ETFs and BDCs that invest principally in securities are subject to limits that apply under the 1940 Act.

Exchange Traded Notes

Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, Emerging Markets Fund may invest in exchange traded notes (“ETNs”). ETNs are unsecured, unsubordinated debt securities typically issued by an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees. Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the particular index. When Pear Tree PanAgora  Emerging Markets Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Additionally, the issuer may impose restrictions on the Pear Tree Fund's right to redeem its investment in an ETN.

Real Estate Investment Trusts

Each Pear Tree Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Pear Tree Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Section 4(2) Commercial Paper

Each Pear Tree Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Asset-Backed Securities

Each Pear Tree Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Pear Tree Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Pear Tree Fund’s total assets by issuer.

When-Issued Transactions

Each Pear Tree Fund may invest in when-issued securities.  New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Pear Tree Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Pear Tree Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Pear Tree Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Pear Tree Fund.

Securities purchased on a when-issued basis and held by the Pear Tree Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Pear Tree Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Pear Tree Fund’s net asset value.

When payment for when-issued securities is due, a Pear Tree Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Pear Tree Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Investment in Initial Public Offerings

To the extent consistent with its investment objective, each Pear Tree Fund may invest up to 5 percent of its total net assets (at time of purchase) in initial public offerings (“IPO”) of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Pear Tree Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a Pear Tree Fund’s investment performance. A Pear Tree Fund cannot assure that investments in IPO’s will continue to be available to the Pear Tree Fund or, if available, will result in positive investment performance, particularly during times when the Pear Tree Fund is of smaller size. In addition, as the Pear Tree Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Pear Tree Fund is likely to decrease.

A Pear Tree Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Pear Tree Fund may continue to hold such stocks for longer-term investment if the Pear Tree Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Pear Tree Fund may purchase newly public stocks in the secondary market if the Pear Tree Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Securities Loans

Each Pear Tree Fund may make secured loans of its portfolio securities amounting to not more than 30 percent of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of (a) possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially or (b) the risk that the underlying collateral will decrease in value. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to the Pear Tree Fund an amount equal to any dividends or interest received on the securities lent. A Pear Tree Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, the Pear Tree Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Pear Tree Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Pear Tree Fund may also call such loans in order to sell the security involved.

Short Sales

Each Pear Tree Fund may sell securities “short against the box.” A short sale involves the Pear Tree Fund borrowing securities from a broker and selling the borrowed securities. The Pear Tree Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Pear Tree Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Pear Tree Fund intends to use such short sales against the box to hedge. For example when a Pear Tree Fund believes that the price of a current portfolio security may decline, the Pear Tree Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Pear Tree Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a Pear Tree Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Pear Tree Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Pear Tree Fund may make short sales against the box.

Special Situations

Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance a Pear Tree Fund’s capital appreciation potential. These investments are generally illiquid. See “-Illiquid Securities,” below.

Illiquid Securities

Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Pear Tree Fund may have difficulty, or may even be legally precluded from, selling within a particular time. A Pear Tree Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable.  A Pear Tree Fund will not purchase any such security if the purchase would cause the Pear Tree Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Pear Tree Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Pear Tree Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

(b)           Derivatives

Equity Swaps

Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, each Pear Tree Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to that Pear Tree Fund deems creditworthy. Swap agreements bear the risk that a Pear Tree Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. To gain additional market exposure, each Pear Tree Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, each Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps

The Pear Tree Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Pear Tree Funds than if they had invested directly in an instrument that yielded that desired return.

Interest Rate Swaps and Other Transactions

Each Pear Tree Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The Pear Tree Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Pear Tree Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Pear Tree Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Pear Tree Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.

The net amount of the excess, if any, of a Pear Tree Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Pear Tree Funds’ Custodian. To the extent that the Pear Tree Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Pear Tree Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Pear Tree Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

If there is a default by the other party to such a transaction, the Pear Tree Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Pear Tree Fund will diminish compared to what it would have been if this investment technique was not used. The Pear Tree Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Pear Tree Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Pear Tree Fund’s risk of loss consists of the net amount of interest payments that the Pear Tree Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Pear Tree Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Forward Commitments

Each Pear Tree Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Pear Tree Fund holds, and maintains until the settlement date in a segregated account with the Pear Tree Funds’ custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Pear Tree Fund’s other assets. Although the Pear Tree Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Pear Tree Fund may dispose of a commitment prior to settlement if the Pear Tree Fund’s Sub-Adviser deems it appropriate to do so. A Pear Tree Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants

Each Pear Tree Fund may invest in warrants purchased as units or attached to securities purchased by the Pear Tree Fund. Warrants provide a Pear Tree Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Options

Each Pear Tree Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Pear Tree Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. A Pear Tree Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Pear Tree Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by a Pear Tree Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Pear Tree Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as a Pear Tree Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. A Pear Tree Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Pear Tree Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Pear Tree Fund was unable to enter into a closing purchase transaction, the principal risks to the Pear Tree Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Pear Tree Fund, especially during periods when market prices of the underlying securities appreciate.

Writing Covered Call Options. The Pear Tree Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Pear Tree Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Pear Tree Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Pear Tree Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Pear Tree Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Pear Tree Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Pear Tree Fund effects a closing purchase transaction.

Writing Covered Put Options. The Pear Tree Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When a Pear Tree Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Pear Tree Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Pear Tree Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Pear Tree Fund has written, however, the Pear Tree Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Pear Tree Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Pear Tree Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Pear Tree Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Pear Tree Fund would expect to suffer a loss. This loss should be less than the loss the Pear Tree Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Pear Tree Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Pear Tree Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Pear Tree Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Pear Tree Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Pear Tree Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Pear Tree Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Pear Tree Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Pear Tree Fund will purchase call options only in connection with “closing purchase transactions.” The Pear Tree Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. The Pear Tree Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Pear Tree Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Pear Tree Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Pear Tree Fund will enter into a futures contract only if the contract is “covered” or if the Pear Tree Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Pear Tree Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The Pear Tree Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Pear Tree Fund will acquire only those OTC options for which the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Pear Tree Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by a Pear Tree Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by a Pear Tree Fund; (c) margin deposits on a Pear Tree Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of a Pear Tree Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by a Pear Tree Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Pear Tree Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Pear Tree Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Pear Tree Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Pear Tree Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Pear Tree Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Pear Tree Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Pear Tree Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Pear Tree Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Pear Tree Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Pear Tree Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Pear Tree Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Pear Tree Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Pear Tree Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Pear Tree Fund has an open position in an option, a futures contract or related option.

To the extent that the Pear Tree Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Pear Tree Fund to the effects of leverage, which could increase the Pear Tree Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. Pear Tree Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

(c)           Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Participatory Notes

Each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund and Foreign Value Small Cap Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Investment Risks" for each Fund in the Prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Opals

Each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund and Foreign Value Small Cap Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index. See “Principal Investment Risks-Foreign Securities" in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Pear Tree Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

Depository Receipts

Each Pear Tree Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs,, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Pear Tree Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Pear Tree Funds may incur costs in connection with conversions between various currencies. Each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will generally not enter into a forward contract with a term of greater than one year. the Pear Tree Funds’ Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Pear Tree Funds’ total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Pear Tree Funds’ commitments with respect to such contracts.

Each of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Pear Tree Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Pear Tree Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Pear Tree Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Pear Tree Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Pear Tree Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Pear Tree Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Pear Tree Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Pear Tree Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Pear Tree Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Pear Tree Fund and the flexibility of the Pear Tree Fund to purchase additional securities. Other than as set forth above, the Pear Tree Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Pear Tree Fund to deliver an amount of foreign currency in excess of the value of the Pear Tree Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Pear Tree Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Pear Tree Fund will be served.

At the maturity of a forward contract, the Pear Tree Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Pear Tree Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Pear Tree Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Pear Tree Fund is obligated to deliver.

If a Pear Tree Fund retains the portfolio security and engages in an offsetting transaction, the Pear Tree Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Pear Tree Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Pear Tree Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Pear Tree Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Pear Tree Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Pear Tree Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Pear Tree Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)

ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

(d)           Defensive Strategies & Liquidity

At times, a Sub-Adviser may judge that market conditions make pursuing the Pear Tree Fund’s investment strategies inconsistent with the best interests of its shareholders.  The Pear Tree Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Pear Tree Fund’s losses. Although the Pear Tree Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Pear Tree Fund to miss out on investment opportunities, and may prevent the Pear Tree Fund from achieving its goal.

Each Pear Tree Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and (in the case of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund securities of foreign governments). Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of Emerging Markets Fund, Risk Parity Fund, Foreign Value Fund, and Foreign Value Small Cap Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc.(“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Pear Tree Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

(e)           Portfolio Turnover

A change in securities held by a Pear Tree Fund is known as “portfolio turnover” and almost always involves the payment by the Pear Tree Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Pear Tree Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by the Pear Tree Fund.

Except as noted, the portfolio turnover rates for the Pear Tree Funds’ two most recently ended fiscal years were as follows:

	Fiscal Years Ended March 31,
	2016	2015
Pear Tree Polaris Small Cap Fund		94%
Pear Tree Quality Fund		49%
Pear Tree PanAgora Emerging Markets Fund		35%
Pear Tree PanAgora Risk Parity Emerging Markets Fund		34%
Pear Tree Polaris Foreign Value Fund		2%
Pear Tree Polaris Foreign Value Small Cap Fund		11%

 (f)           Description of Benchmark Indices.

The following are descriptions of indices against which the Pear Tree Funds measure their performance.

Small Cap Fund measures its performance against the Russell 2000® Index.  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10 percent of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Quality Fund measures its performance against the S&P 500 Index®.  The S&P 500 includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75 percent coverage of U.S. equities, it is serves as a proxy for the total market.  The S&P 500 is part of a series of S&P U.S. indices that have been used as building blocks for portfolio construction.  S&P 500 is maintained by the S&P Index Committee, a team of Standard & Poor’s economists and index analysts, who meet on a regular basis. The Index Committee also monitors constituent liquidity to ensure efficient portfolio trading while keeping index turnover to a minimum.

Emerging Markets Fund and Risk Parity Fund each measures its performance against the MSCI Emerging Markets Index®. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 1, 2015, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Foreign Value Fund measures its performance against the MSCI EAFE® Index.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of May 1, 2015, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom*.

Foreign Value Small Cap Fund measures its performance against the MSCI ACWI ex USA Small Cap, which captures large- and mid-cap representation across 23 developed markets and 23 emerging market countries.  The developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. (which is not used in the version used by Foreign Value Small Cap Fund).  The emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.  The index (including the U.S. portion) covers approximately 85 percent of the global investable equity opportunity set.

Russell 2000 Index is a registered trademark of Russell Investments or its subsidiaries.

MSCI ACWI, MSCI Emerging Markets Index and MSCI EAFE Index are registered trademarks or service marks of MSCI Inc. or its subsidiaries.

S&P 500, S&P Europe, Pacific and Asia (EPAC) Small Cap Index and S&P Broad Market Index are registered trademarks of Standard & Poor’s Financial Services LLC or its subsidiaries.

(g)           Diversification Policy

The 1940 Act requires each “management company,” such as any of the Pear Tree Funds, be classified as a “diversified company” or a “non-diversified company.”  A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.

Emerging Markets Fund is classified as a diversified company. Each of the other Pear Tree Funds is a non-diversified company.  If a Pear Tree Fund that is a diversified company sought to change its classification to a non-diversified company, the 1940 Act requires that that Pear Tree Fund’s shareholders approve any reclassification.

INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS

Fundamental Investment Restrictions.

Each Pear Tree Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Pear Tree Fund.  For this purpose, a majority of the outstanding shares of the Pear Tree Fund means the vote of the lesser of:

1.    67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or

2.   More than 50 percent of the outstanding shares of the Pear Tree Fund.

Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Each of Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund may not:

(1)           Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified form time to time by any regulatory authority having jurisdiction;

(2)           Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(3)           Invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;

(4)           Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;

(5)           Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(6)           Concentrate its investments in securities of companies in any particular industry; or

(7)           Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

Pear Tree Polaris Small Cap Fund and Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Small Cap Fund and Pear Tree Polaris Foreign Value Fund may not:

(1)        Purchase any security if as a result a Fund would then hold more than 10 percent of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10 percent of the outstanding voting securities of an issuer;

(2)        Purchase any security if as a result any Fund would then have more than 10 percent of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than  15 percent of its assets in illiquid securities;

(3)        Make short sales of securities or maintain a short position unless at all times when  a  short position  is  open  the  particular  Fund  owns  an  equal  amount  of  such securities  or  securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)        Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;

(5)        Purchase or retain securities of any company if, to the knowledge of the Funds,  officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular  Funds who individually own more than 1/2 of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;

(6)       Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)        Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)        Make investments for the purpose of exercising control or management;

(9)        Participate on a joint or joint and several basis in any trading account in securities;

(10)      Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options  on  widely  recognized  securities  indices,  common  stock  of  individual  companies  or baskets of individual companies in a particular industry or sector; (iii) purchase  and write call options on stock index futures and on stock indices; (iv) sell and purchase  such options to terminate existing positions;

(11)      Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12)      Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to  financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed  publicly,  whether  or  not  such  purchase is  made  on the original  issuance,  is  not considered the making of a loan;

(13)      Invest more than 25 percent of the value of its total assets in any one industry; or

(14)      Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest  rate  futures  contracts,  options  on  securities,  securities  indices,  currency  and  other financial  instruments,  futures  contracts  on  securities,  securities  indices,  currency  and  other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Pear Tree PanAgora  Emerging Markets Fund

Pear Tree PanAgora  Emerging Markets Fund may not:

(1)        Make short sales of securities or maintain a short position unless at all times when  a  short position  is  open  the  particular  Fund  owns  an  equal  amount  of  such securities  or  securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(2)        Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;

(3)           Purchase or retain securities of any company if, to the knowledge of the Funds,  officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular  Funds who individually own more than 1/2 of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;

(4)           Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)        Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(6)        Make investments for the purpose of exercising control or management;

(7)           Participate on a joint or joint and several basis in any trading account in securities;

(8)           Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options  on  widely  recognized  securities  indices,  common  stock  of  individual  companies  or baskets of individual companies in a particular industry or sector; (iii) purchase  and write call options on stock index futures and on stock indices; (iv) sell and purchase  such options to terminate existing positions;

(9)           Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(10)           Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to  financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed  publicly,  whether  or  not  such  purchase is  made  on the original  issuance,  is  not considered the making of a loan;

(11)           Invest more than 25 percent of the value of its total assets in any one industry; or

(12)           Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest  rate  futures  contracts,  options  on  securities,  securities  indices,  currency  and  other financial  instruments,  futures  contracts  on  securities,  securities  indices,  currency  and  other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Pear Tree Risk Parity Emerging Markets Fund

Risk Parity Fund’s fundamental investment policies are as follows:

            (1) Risk Parity Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) Risk Parity Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) Risk Parity Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) Risk Parity Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) Risk Parity Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) Risk Parity Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, Risk Parity Fund may not make any investment if, as a result, Risk Parity Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits Risk Parity Fund to borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose, and to borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes.  (Total assets include the amounts being borrowed.)  To limit the risks attendant to borrowing, the 1940 Act requires Risk Parity Fund to maintain at all times an “asset coverage” of at least 300 percent of the amount of its borrowings. Asset coverage means the ratio that the value of Risk Parity Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit Risk Parity Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits Risk Parity Fund to have underwriting commitments of up to 25 percent of its assets under certain circumstances.  Those circumstances currently are that the amount of Risk Parity Fund’s underwriting commitments, when added to the value of Risk Parity Fund’s investments in issuers where Risk Parity Fund owns more than 10 percent of the outstanding voting securities of those issuers, cannot exceed the 25 percent cap.  A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).  Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities.  There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.  These risks could apply to a fund investing in restricted securities.  Although it is not believed that the application of the 1933 Act provisions described above would cause Risk Parity Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent Risk Parity Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether Risk Parity Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit Risk Parity Fund from making loans.  SEC staff interpretations, however, currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  The policy in (3) above will be interpreted not to prevent Risk Parity Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Risk Parity Fund obligations that have a priority over Risk Parity Fund’s shares with respect to the payment of dividends or the distribution of Risk Parity Fund assets.  The 1940 Act prohibits Risk Parity Fund from issuing senior securities except that Risk Parity Fund may borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose.  Risk Parity Fund may also borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

 With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit Risk Parity Fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  The policy in (5) above will be interpreted not to prevent Risk Parity Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

 With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit Risk Parity Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures).   There may also be storage charges and risks of loss associated with physical commodities.  The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

 With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry.  An investment of 25 percent or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related groups of industries.  The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  Except as disclosed in Risk Parity Fund’s Prospectus, there also will be no limit on investment in issuers domiciled in a single jurisdiction or country.  The policy also will be interpreted to give broad authority to Risk Parity Fund as to how to classify issuers within or among industries or groups of industries.

Risk Parity Fund’s fundamental policies are written and will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following statements are not part of the investment restriction.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications.  The Pear Tree Funds’ policy on concentration does not apply to investments in U.S. government securities.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above applicable to Pear Tree Polaris Small Cap Fund, Pear Tree PanAgora Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

For purposes of fundamental policy 4 above applicable to Pear Tree Polaris Small Cap Fund, Pear Tree PanAgora  Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.

“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.  Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998 – Present); Director, NewPage Corporation, NewPage Holding Corporation and NewPage Group, Inc. (2006-2012)	6	NewPage Corporation (2006- 2012); NewPage Holding Corporation(2006- 2012); NewPage Group, Inc. (2006- 2012)
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present);	6	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998 – 2008); Director, Merrimack County Savings Bank (2005 – Present); Director, Merrimack Bank Corp. (2005 – Present)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	6	None
Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation;USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001-2004) and Compliance Consultant (2007 to present)

				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Lori Wessels (Born: May 1970)	Clerk	July 2014 to Present)	Senior Legal Product Manager (since June 2014) Pear Tree Advisors, Inc.; Senior Paralegal, Global Partners LP (8/2012 – 6/2014); Senior Paralegal, John Hancock (9/2007 – 5/2012)	N/A	None

Notes:
1.
The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.

2.
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds.  The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian.  The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight.  The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

Leadership Structure and the Board of Trustees.

The Trust currently has five Trustees, including four Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor.  The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment.  The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues.  Except for any duties specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally.  The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies.  The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Oversight of Risk.

The Trustees oversee risk as part of their general oversight of the Pear Tree Funds.  The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments.  The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.

The Trustees have established one standing committee, an Audit Committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; to appoint or replace the independent registered public accounting firm (the “Auditor”) for the Trust and to act as a liaison between the Auditor and all of the Trustees.  The Audit Committee comprises all of the Independent Trustees.  Mr. Marshall is the Chairman of the Audit Committee.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) to act as a liaison between the Auditor and the Trustees.

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees.  Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.
The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  During the fiscal year ended March 31, 2016, the Audit Committee met three times.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee.  As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor is decisive in determining that an individual should serve as a Trustee.   Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong has also served on the board of a public company.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006.  Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience.  Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee.  Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England.  Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey.  Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.
Trustee Compensation

The Pear Tree Funds currently pay each Independent Trustee an annual retainer in the amount of $36,500.  Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of $3,000.  The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.

COMPENSATION TABLE
for the fiscal year ended March 31, 2016

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$31,500	N/A	N/A	$31,500
John M. Bulbrook	$34,500	N/A	N/A	$34,500
William H. Dunlap	$31,500	N/A	N/A	$31,500
Clinton S. Marshall	$34,500	N/A	N/A	$34,500

For the fiscal year ended March 31, 2016, each Independent Trustee was paid a retainer in the amount of $31,500 per annum.  Additionally, the Chairman of the Audit Committee was paid an additional retainer in the amount of $3,000 per annum.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

At June 30, 2016, the officers and Trustees as a group owned in the aggregate the following percentages of outstanding Ordinary Shares and Institutional Shares.*

[UPDATE]

Ordinary Shares                                                       Institutional Shares

Pear Tree Polaris Small Cap Fund                                                                                  _____%                                                       _____%
Pear Tree Quality Fund                                                                                  _____%                                                       _____%
Pear Tree PanAgora Emerging
Markets Fund                                                                    _____%                                                       _____%
Pear Tree PanAgora Risk Parity Emerging
Markets Fund                                                                    _____%                                                       _____%
Pear Tree Polaris Foreign Value Fund                                                                                               _____%_____%
Pear Tree Polaris Foreign Value Small Cap Fund                                                                                                            _____%_____%

*  Reflects ownership by the Manager and Distributor.  Mr. Okurowski and Mr. Umphrey are majority owners of the Manager and Distributor.

TRUSTEE SHARE OWNERSHIP TABLE*
For the Calendar Year ended December 31, 2015

[UPDATE]

INDEPENDENT TRUSTEES:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Robert M. Armstrong
John M. Bulbrook

William H. Dunlap

Clinton S. Marshall

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Equity Securities in Risk Parity Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey

PRINCIPAL SHAREHOLDERS*

As of July 15, 2016, each of the following persons owned 5 percent or more of the classes of the following Funds.  Beneficial owners of 25 percent or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

[UPDATE]

PEAR TREE POLARIS SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
_____%
% OF OUTSTANDING INSTITUTIONAL SHARES
_____%

PEAR TREE QUALITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
_____%
% OF OUTSTANDING INSTITUTIONAL SHARES
_____%

PEAR TREE PANAGORA EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
_____%

% OF OUTSTANDING INSTITUTIONAL SHARES
_____%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
_____%

% OF OUTSTANDING INSTITUTIONAL SHARES
_____%
PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	N	_____%
% OF OUTSTANDING INSTITUTIONAL SHARES
_____%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
_____%

% OF OUTSTANDING INSTITUTIONAL SHARES
_____%

THE MANAGER AND THE SUB-ADVISERS

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the class thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”).  Allocations for most expenses (other than those expenses that may be specifically allocated to a specific Pear Tree Fund and class) are based on the relative net assets of each Pear Tree Fund and Class. In addition, the Trustees approve fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds.  For the twelve months ended March 31, 2016, the Trustees have approved reimbursements that amounted to $________.  The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees.  The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for a Pear Tree Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of a Pear Tree Fund continue to have the right to terminate the Advisory Contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, each Pear Tree Fund, other than Pear Tree PanAgora Risk Parity Emerging Markets Fund and, on and after January 1, 2015, Pear Tree Polaris Small Cap Fund, pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, Pear Tree PanAgora Risk Parity Emerging Markets Fund pays the Manager a monthly management fee at an annual rate as follows: when the average daily net assets of Risk Parity Fund are between $0 and $300 million, the fee is 0.60 percent; when the average daily net assets of Risk Parity Fund are between $300 million and $600 million, the fee is 0.65 percent; and when the average daily net assets of Risk Parity Fund exceed $600 million, the fee is 0.70 percent.  On and after January 1, 2015, as compensation for services rendered, Pear Tree Polaris Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.80 percent of average daily net assets

The Manager received fees for services rendered for the three most recently ended fiscal years as follows:

	Fiscal Years Ended March 31,
Fund Name	2014	2015	2016
Pear Tree Polaris Small Cap Fund	$1,188,645	$1,000,132
Pear Tree Quality Fund	$852,998*	$951,388*
Pear Tree PanAgora Emerging Markets Fund	$1,256,893	$1,130,322
Pear Tree PanAgora Risk Parity Emerging Markets Fund	$118,092	$240,221
Pear Tree Polaris Foreign Value Fund	$11,310,328	$15,840,294
Pear Tree Polaris Foreign Value Small Cap Fund	$1,286,369	$2,767,592
______
* Includes waiver by the manager of its management fee in the amount of $284,331 for fiscal year 2014, $327,778 for fiscal year 2015, and $_________ for fiscal year 2016.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and each Advisory Contract relating to a Pear Tree Fund was included in the Pear Tree Fund's Semi-Annual report to shareholders for the period ended September 30, 2015.  You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Pear Tree Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.

Fee Waivers/Expense Limitations.

Pear Tree Quality Fund

The Manager has agreed until July 31, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of $125 million.  The Trustees have the right to terminate this arrangement in its discretion.

For the fiscal year ended March 31, 2016, the Manager waived its management fee and reimbursed Pear Tree Quality Fund for its expenses in the aggregate amount of $________.

Pear Tree PanAgora Emerging Markets Fund

The Manager has contractually agreed until August 1, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

For the fiscal year ended March 31, 2016, this arrangement was not in effect.

Pear Tree Polaris Small Cap Fund

The Manager is contractually obligated to assume expenses of Pear Tree Polaris Small Cap Fund, if necessary, in order to reduce its total expenses to no more than 2.00 percent of average daily net assets for any fiscal year.  This agreement limits expenses at the fund level and not at the individual share class level.  Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Pear Tree Fund.  Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses.  As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Pear Tree Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2016.

The Sub-Advisers

Pear Tree Quality Fund

Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815 serves as the Sub-Adviser to Pear Tree Quality Fund. As of June 30, 2016, Columbia had approximately $___ billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

Pear Tree PanAgora  Emerging Markets Fund & Pear Tree PanAgora Risk Parity Emerging Markets Fund

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110 serves as Sub-Adviser to Emerging Markets Fund and Risk Parity Fund.  As of June 30, 2016, PanAgora had approximately $___ billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments LLC, an investment Sub-Adviser which is a wholly owned subsidiary of Great West Lifeco, Inc., is a majority owner and thus a control person of PanAgora.

Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund & Pear Tree Polaris Foreign Value Small Cap Fund

Polaris Capital Management, LLC. (“Polaris”), 121 High Street, Boston, Massachusetts 02110 serves as Sub-Adviser to each of Small Cap Fund, Foreign Value Fund, and Foreign Value Small Cap Fund.  As of June 30, 2016, Polaris had $__ billion under management for institutional clients and wealthy individuals.  Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris.  Until January 1, 2015, Columbia served as Sub-Adviser to Small Cap Fund.

Advisory Contracts

The Manager has an Advisory Contract relating to a Pear Tree Fund with the Sub-Adviser to that Fund.  The terms of each Advisory Contract generally are the same.  Pursuant to each Advisory Contract, the Sub-Adviser to the Pear Tree Fund furnishes an investment program for the Fund (except in the case of Pear Tree Quality Fund, in which the Manager selects the target portfolio), makes investment decisions on behalf of the Pear Tree Fund, places all orders for the purchase and sale of portfolio investments for the Pear Tree Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Pear Tree Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’  or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Pear Tree Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to the Pear Tree Fund.

The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Pear Tree Funds or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.

For services rendered, the Manager pays to the Sub-Adviser of the Pear Tree Fund a fee based on a percentage of the average daily total net assets of the Pear Tree Fund. The fee for each Pear Tree Fund is determined separately.  Currently, the fees paid by the Manager to the Sub-Advisers are as follows:

Advisory Fee Rates
Pear Tree Polaris Small Cap Fund	0.25% of the first $100 million, 0.30% of the next $100 million, 0.325% of amounts in excess of $200 million.
Pear Tree Quality Fund	0.10% of the first $100 million, 0.08% of the next $150 million, and 0.06% of amounts in excess of $250 million, with a $100,000 annual minimum.
Pear Tree PanAgora Emerging Markets Fund	0.25% of the first $300 million 0.30% of amounts in excess of $ $300 million but less than $600 million and 0.35% of assets in excess of $600 million of average daily net assets
Pear Tree PanAgora Risk Parity Emerging Markets Fund	0.25% of the first $300 million 0.30% of amounts in excess of $ $300 million but less than $600 million and 0.35% of assets in excess of $600 million of average daily net assets
Pear Tree Polaris Foreign Value Fund	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris Foreign Value Small Cap Fund	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million.
_____________
* Prior to January 1, 2015, Small Cap Fund was managed by Columbia, which for the periods covered was paid a fee based at the rate of 0.47 percent of the Fund’s daily total net assets.
For services rendered for the three most recently ended fiscal years, the applicable Sub-Adviser received fees of, as follows:

	Fiscal Years Ended March 31,
	Sub-Adviser	2014	2015	2016
Pear Tree Polaris Small Cap Fund	Polaris*	$558,663	$439,248
Pear Tree Quality Fund	Columbia	$112,035	$122,334
Pear Tree PanAgora Emerging Markets Fund	PanAgora	$590,740	$531,246
Pear Tree PanAgora Risk Parity Emerging Markets Fund	PanAgora	$49,201	$100,092
Pear Tree Polaris Foreign Value Fund	Polaris	$5,437,664	$7,702,647
Pear Tree Polaris Foreign Value Small Cap Fund	Polaris	$497,048	$1,166,829
___________________

* Prior to January 1, 2015, Small Cap Fund was managed by Columbia.  In the fiscal year ended March 31, 2015, Columbia received sub-advisory fees in the aggregate amount of $378,029 and Polaris received sub-advisory fees in the aggregate amount of $61,219.

Portfolio Managers

The portfolio managers for the Pear Tree Fund are listed below.  In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following tables show, as of March 31, 2016, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The tables also show the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Pear Tree Polaris Small Cap Fund – Polaris (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Sumanta Biswas, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Bin Xiao, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

 * For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies, excluding Pear Tree Funds.

Pear Tree Quality Fund – Columbia (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree PanAgora Risk Parity Emerging Markets Fund – PanAgora (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Dmitri Kantsyrev, Ph.D., CFA
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Jane Zhao, Ph.D.
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Oleg Nusinzon
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree PanAgora  Emerging Markets Fund – PanAgora (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Edward Qian
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Mark Barnes
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Nicholas Alonso
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Polaris Foreign Value Fund - Polaris (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Sumanta Biswas, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Bin Xiao, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Pear Tree Polaris Foreign Value Small Cap Fund – Polaris (as of March 31, 2016)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Sumanta Biswas, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Bin Xiao, CFA	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of March 31, 2016.

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned

Pear Tree Polaris Small Cap Fund (Polaris)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Bernard R. Horn, Jr.
Sumanta Biswas, CFA
Bin Xiao, CPA
Pear Tree Quality Fund (Columbia)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Robert A. von Pentz
Pear Tree PanAgora Emerging Markets Fund (PanAgora)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Dmitri Kantsyrev, Ph.D., CFA
Jane Zhao, Ph.D.
Pear Tree PanAgora Risk Parity Emerging Markets Fund (PanAgora)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Edward Qian
Mark Barnes			X
Nicholas Alonso			X
Pear Tree Polaris Foreign Value Fund (Polaris)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Bernard R. Horn, Jr.
Sumanta Biswas, CFA
Bin Xiao, CFA
Pear Tree Polaris Foreign Value Small Cap Fund (Polaris)	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001-$1,000,000	Over $1,000,000
Bernard R. Horn, Jr.
Sumanta Biswas, CFA
Bin Xiao, CFA

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Pear Tree Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Pear Tree Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Pear Tree Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Pear Tree Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

Columbia

The portfolio manager is compensated with a base salary, bonus, and dividends from his ownership of Columbia.  The base salary is fixed.  The bonus is based on a formula which takes into account the revenues generated by some of the firm’s products (based upon a fixed percentage of any applicable management fees received) and by the relative performance of some of the products vs. comparable peer group managers.  These products do not include the Pear Tree Quality Fund. The universe of managers against which portfolio manager’s performance is measured is the PSN manager universe which is analyzed using SPAR, a research tool made available through FactSet.  The universe tracks the performance of institutional managers managing portfolios of a similar investment style to determine how the manager’s performance compares to other managers with similar styles. The manager is incented to perform well over time and the weightings for performance – both against the benchmark and the peer group – are measured on the average of rolling 12 month and 36 month periods to ensure that short term results do not drive compensation. In addition, the manager receives income distributions based on a fixed formula of the profitability of Columbia in proportion to his ownership.  Overall compensation is structured to reward employees for individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

PanAgora

Portfolio managers at PanAgora for Pear Tree PanAgora  Emerging Markets Fund and Pear Tree PanAgora Emerging Markets Risk Parity Fund receive a fixed base salary and a discretionary bonus. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index and the MSCI EAFE and each portfolio manager’s role in raising or retaining assets. PanAgora may consider sharing a portion of a performance fee, if applicable received with the management team.

Polaris

All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the amount of assets under management. At the senior level, bonus ranges from 0 percent to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75 percent of base. At the junior level the bonus currently represents 0 percent to 50 percent of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor.

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.

Distribution Plan.

Each Pear Tree Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Pear Tree Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Pear Tree Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Pear Tree Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Each Pear Tree Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Pear Tree Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

For the fiscal year ended March 31, 2016, the Pear Tree Funds paid to the Distributor fees pursuant to the 12b-1 Plan in the following amounts:

Ordinary Shares
Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree PanAgora Emerging Markets Fund
Pear Tree PanAgora Risk Parity Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Pear Tree Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. All material amendments to the 12b-1 Plan as they relate to a Pear Tree Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements

In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates (including  the Pear Tree Funds’ Distributor) out of its own assets (and not the Pear Tree Funds’ assets).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record.  In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).

The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below.  The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.

Administrative and Processing Support Payments. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein.  Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments.  A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of June 30, 2016, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

[UPDATE]

Please contact your financial intermediary for details about any payments it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS

Custodian

State Street Bank & Trust Company (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities a Pear Tree Fund will buy or sell.  The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Administrator

Pear Tree Advisors, Inc. (“Administrator”) provides certain administrative services to the Pear Tree Fund under an Administration Agreement.   For the fiscal year ended March 31, 2016, the Administrator has received fees in the amount of $_______.

Transfer Agent

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund.  Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent received a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP, is the independent registered public accounting firm for each Pear Tree Fund.  The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.

The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2016, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.

Counsel to the Independent Trustees and the Funds

Sullivan & Worcester, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to the Pear Tree Funds and the Independent Trustees.

PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by a Pear Tree Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Pear Tree Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place a Pear Tree Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause a Pear Tree Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.

Brokerage commissions paid by the Pear Tree Funds on portfolio transactions for the three most recently ended fiscal years as follows:

	Fiscal Year Ended March 31,
	2014	2015	2016
Pear Tree Polaris Small Cap Fund	$290,947	$325,783
Pear Tree Quality Fund	$63,289	$79,541
Pear Tree PanAgora Emerging Markets Fund	$64,727	$49,690
Pear Tree PanAgora Risk Parity Emerging Markets Fund*	$38,175*	$25,437
Pear Tree Polaris Foreign Value Fund	$542,770	$385,541
Pear Tree Polaris Foreign Value Small Cap Fund	$82,511	$401,867

* Pear Tree PanAgora Risk Parity Emerging Markets Fund commenced operations on June 27, 2013.  Non-annualized.

None of such commissions was paid to a broker who was an affiliated person of the Pear Tree Funds or an affiliated person of such a person or, to the knowledge of the Pear Tree Funds, to a broker an affiliated person of which was an affiliated person of the Pear Tree Funds, the Manager or any Sub-Adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

•
The Manager or a Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

o	there is a legitimate business purpose for the disclosure; and

o	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

o	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;

o	a newly hired sub-adviser prior to the sub-adviser commencing its duties;

o	the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and

o	firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

o
The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

o	The information may not be traded upon; and

o	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
State Street Bank & Trust Company	Custodian, Pricing Agent	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
Securities Finance Trust Company	Securities Lending	Daily	None
ISS Governance	Proxy Voting	Daily	None
Proxy Edge	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
Brown Brothers Harriman	Trade Communication with Custodians	Daily	None

•
The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•
The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

•
Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Sub-Advisers

•	Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:

o	who are subject to a duty to keep such information confidential; and

o	who need to receive the information as part of their duties.

Dissemination to Shareholders

•
As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports.  The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders.  These reports must be mailed within 60 days after the end of the reporting period.  These reports are filed with the SEC.

Form N-Q.  The Trust is required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year.  The reports must be filed with the SEC not later than 60 days after the close of the quarter.

On the Trust’s website www.peartreefunds.com.   Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.

SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, the Pear Tree Funds (five of which are covered by this SAI), each comprised of two classes of shares:  Ordinary Shares and Institutional Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights.  The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.

Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. A Pear Tree Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.

Exchange of Securities for Shares of the Pear Tree Funds.

Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Pear Tree Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Pear Tree Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1.
You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

2.	You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds.  The Pear Tree Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

	Traditional Individual Retirement Accounts (IRAs)
	Roth IRAs
	Simplified Employee Pension Plans (SEP-IRAs)

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Pear Tree Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Pear Tree Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of a Pear Tree Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Pear Tree Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Pear Tree Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions.  The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading.

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price.  If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Pear Tree Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The Pear Tree Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Pear Tree Fund is determined by its Sub-Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Pear Tree Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund.  12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan.  General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders, which includes the Pear Tree Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and cannot address the particular circumstances of any individual shareholder.  Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund  generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

A Pear Tree Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus  at least 98.2  percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income.  In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders.  Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders.  If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year.  Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Pear Tree Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations, provided that the Pear Tree Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date.  Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Pear Tree Fund’s exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.  Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unheeded throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders.  Alternatively, a Pear Tree Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a Pear Tree Fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund.  Further, the Pear Tree Funds from time-to-time may make certain types of investments which are not addressed in this brief summary.

PROXY VOTING POLICIES

The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the Sub-Advisers, as the case may be.  Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.

APPENDIX A

PROXY VOTING POLICIES

1. Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders.  The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

II.           Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios.  Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio.  Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors.  Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser.  The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.  These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.           Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.  Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.           Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.           Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.           Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.           Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D.           Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.           Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.           Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations.  The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.           Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record.  Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.           Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

2. Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted July 23, 2003; revised October 21, 2005, revised August 1, 2011)

Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”).  In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.           POLICY

In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds.  Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser.  In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose.  If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II.           RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds.  If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors, which consists of the members of the Pear Tree Advisors Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds.  There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.           PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal.  In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.  When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders.  Proxy votes generally will be cast against proposals having the opposite effect.

IV.           CONFLICTS OF INTEREST

Pear Tree Advisors may have a conflict of interest in voting a particular proxy.  A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships.  Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A.           Identifying Conflicts of Interest

The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management.  The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:

1.           Significant Business Relationships – The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship.  Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers.  For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2.           Significant Personal or Family Relationships – The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship.  For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy.  Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.  If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B.           Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”.  The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest.  To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C.           Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•
fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D.           Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter.  Such documentation shall be maintained with the records of Pear Tree Advisors.

V.           RECORDKEEPING AND DISCLOSURE

Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

•	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Pear Tree Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

3. Proxy Voting Policies of Columbia Partners, L.L.C., Investment Management (Quality Fund)

COLUMBIA PARTNERS

PROXY VOTING GUIDELINES

Updated April 2014

PROXY VOTING POLICY STATEMENT AND GUIDELINES

COLUMBIA PARTNERS

PROXY VOTING GUIDELINES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Columbia Partners.  The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager.  ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940.  Columbia Partners is a registered investment adviser under the Investment Advisor Act of 1940.

Columbia Partners will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.  The interests of participants and beneficiaries will not be subordinated to unrelated objectives.  Columbia Partners shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  When proxies due to Columbia Partners’ clients have not been received, Columbia Partners will make reasonable efforts to obtain missing proxies.  Columbia Partners is not responsible for voting proxies it does not receive.

Columbia Partners shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans.  Columbia Partners does not intend for these guidelines to be exhaustive.  Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality.  Rather, Columbia Partners’ guidelines are intended to cover the most significant and frequent proxy issues that arise.  Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value.  Columbia Partners shall revise its guidelines as events warrant.

Columbia Partners shall report annually to its clients on proxy votes cast on their behalf.  These proxy voting reports will demonstrate Columbia Partners’ compliance with its responsibilities and will facilitate clients’ monitoring of Columbia Partners.  A copy of this Proxy Voting Policy Statement and Guidelines will be provided to each client upon request.

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise.  By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.  Columbia Partners holds directors to a high standard when voting on their election, qualifications, and compensation.  We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance.  Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long-term shareholder value.

Voting on Director Nominees in Uncontested Elections

• Performance of the board and key board committees (flagrant actions by management or the board, excessive risk-taking, problematic governance provisions, egregious compensations practices, poor accounting practices, imprudent use of corporate assets, etc.)

o
Failure of the board to properly respond to high withhold/against votes or majority votes on shareholder proposals, to frequency of advisory say on pay vote results, or to high levels of investor opposition to advisory say on pay votes.;

o	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

o	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

o	Performance of compensation committee members and/or the entire board in relation the approval of egregious executive compensation (including perquisites and cash and equity awards);

o	There is a negative correlation or disconnect between the CEO's pay and company performance;

o
The company implements a repricing or an option exchange program, by buying out underwater option for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in its equity plans;

o	The company fails to submit one-time transfers of stock options to a shareholder vote;

o	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o	The company has backdated options;

o	There is evidence that management/board members are using company stock in hedging activities;

compensation payouts tied to short-term financial results, etc. (see Poor Pay Practices policy). Poor pay practices may warrant voting against or withholding votes from the entire board.

o
The company has poor compensation practices such as the provision of excise tax gross-ups, single and modified single trigger provisions, liberal change in control definitions, excessive executive perks and tax gross-ups on executive perks, excessive executive pay or disproportionately high

• Vote AGAINST or WITHHOLD votes from the member of the Audit Committee when:

o	Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or lack of auditor ratification upon the proxy ballot;

o	The company receives and adverse opinion on the company's financial statements from its auditor;

o
There is evidence that the audit committee entered into an appropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to purse legitimate legal recourse against the audit firm; or

o	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

o
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

• If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Columbia Partners may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees. • Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation.

• The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

• The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

• VOTE AGAINST or WITHHOLD from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if:

o
The board adopts a poison pill with a term of more than 12 months (―long-term pill‖), or renews any existing pill, including any ―short-term‖ pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

o	The board makes a material, adverse change to an existing poison pill without shareholder approval.

• Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (―short-term pill‖) without shareholder approval, taking into account the following factors:

o
The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

o	The issuer‘s rationale;

o	The issuer's governance structure and practices; and

o	The issuer's track record of accountability to shareholders.

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

 • The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

• The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

• Vote AGAINST or WITHHOLD from directors, individually or the entire board, for material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, failure to replace management as appropriate, egregious actions related to the director(s)‘ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

• [Chapter 7] bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

• Interlocking directorships;

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

o
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

o
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board.  Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind.  These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.  Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business.  Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision.  When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.  Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO.  This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions.  But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario.  Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Columbia Partners fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance.  Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance.  This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management.  Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

• Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure.  This should include all the following:

o
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.)

o	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

o	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

o	Two-thirds independent board;

o	All independent key committees;

o	Established governance guidelines;

o
The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time; and

o	The company does not have any problematic governance issues.

o	Vote FOR the proposal if the company does not provide disclosure with respect to all or any of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders.  Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards.  Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

• Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

• Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

• Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

• Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees should be composed exclusively of independent directors if they currently do not meet that standard.

• Vote FOR shareholder proposals requesting that the board should be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005.  Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats.  In view of the increased demands placed on corporate board members, Columbia Partners fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders.  Columbia Partners will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty. Vote AGAINST or WITHHOLD from individual directors who:

o	sit on more than five public company boards; and

o	are CEOs of public companies who sit on the boards of more than two public companies besides their own -- withhold only at their outside boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections.  When evaluating whether to vote against or withhold votes from director nominees, we evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).  For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

The policy consists of two phases.  In Year 1, the worst performers (bottom five percent) within each of the 24 GICS groups will be noted.  For Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group.  Take into account various factors including:

 o Year-to-date performance;

o Situational circumstances;

o Change in management/board;

o Overall governance practices.

• Vote AGAINST/WITHHOLD votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.  Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).  Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

• Metrics: The methodology will evaluate companies using a combination of four performance measures.  One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance.  The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group.  The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group.

• Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12-month period and 60 percent on the 48-month period prior to the trailing 12 months.  This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance	50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total	100%
Stock Performance	50%
5-year TSR	Market
Total	100%

*Metric applies to companies in the financial sector

Total shareholder return is widely considered as an important component in evaluating corporate performance.  Five-year TSR is consistently viewed as an appropriate long-term time frame.  In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth.  The methodology serves to identify the worst performers relative to their peers in their respective GICS groups.  Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board.  Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues.  Columbia Partners fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

• Support endorsement of a policy of board inclusiveness;

• Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

• Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

o	The company has well-documented equal opportunity programs;

o	The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

o	The company has no recent EEO-related violations or litigation.

• Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o	The composition of senior management and the board is fairly inclusive;

o	The company has well-documented programs addressing diversity initiatives and leadership development;

o	The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

o	The company has had no recent, significant EEO-related violations or litigation.

• Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO data or the composition of the company’s workforce considering:

o	Existing disclosure on the company’s diversity initiatives and policies;

o	any recent, significant violations or litigation related to discrimination at the company.

• Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

• Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

• Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members.  Stock ownership is a simple method to align the interests of directors with company shareholders.  Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock.  In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

• Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

• Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  Annually elected boards provide the best governance system for accountability to shareholders.  A classified board is a board that is divided into separate classes, with directors serving overlapping terms.  A company with a classified board usually divides the board into three classes.  Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years.  A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats.  Under a classified board, the possibility of management entrenchment greatly increases.  Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions.  Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year.  Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity.  Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.  Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest.  In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

• Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

• Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed.  A board that is too large may function inefficiently.  Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis.  Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

• Vote FOR proposals seeking to fix the board size or designate a range for the board size.

• Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board.  While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

• Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

• However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned.  Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected.  Shareholders are permitted to apportion those votes in any manner they wish among the director candidates.  Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000.  In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.  Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.  Shareholders need to have flexibility in supporting candidates for a company’s board of directors.  Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

• Vote AGAINST proposals to eliminate cumulative voting;

o	Generally vote FOR proposals to restore or provide for cumulative voting unless:

The company has proxy access to allow shareholders to nominate directors to the company’s ballot; and

o
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

• Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

•	Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device.  If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption.  A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

• Vote AGAINST or WITHHOLD from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

• Vote AGAINST or WITHHOLD from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO),

Shareholder Access to the Proxy (“Open Access”)

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

o	Company-specific factors; and

o	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders.  Columbia Partners fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

• Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

• Columbia Partners may recommend withhold/against votes on members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections.  (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules).  This is clearly contradicts the expressed will of shareholders.

• Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Establish an Office of the Board

•
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

1) Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

2) Effectively disclosed information with respect to this structure to its shareholders;

3) Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

4) The company has an independent chairman or a lead/presiding director, according to RMG’ definition.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law.  In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy.  Columbia Partners may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

• Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

• Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company.  Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.  Columbia Partners fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

• Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

• Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

• Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Adjourn Meeting

• Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

• Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

• Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

• Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Enhanced Shareholder Meeting Quorum

• Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members

Change Date, Time or Location of Annual Meeting

• Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

• Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

• Vote AGAINST proposals to approve other business when it appears as voting item.

Age Limits

• Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Establish/Amend Nominee Qualifications

• Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

• Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

o	The company‘s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

o	The company‘s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

o	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

o	The scope and structure of the proposal.

• Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

• Vote AGAINST proposals that provide that directors may be removed only for cause.

• Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause

• Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Proxy Voting Disclosure, Confidentiality, and Tabulation

• Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement.  Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value.  Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created.  Columbia Partners supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance.  Likewise, Columbia Partners will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct.  Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance.  Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.

• Vote CASE-BY-CASE on equity-based compensation plans.

• Vote AGAINST the equity plan if any of the following factors apply:

o	The total cost of the company’s equity plans is unreasonable;

o	The plan expressly permits the repricing of stock options without prior shareholder approval;

o	There is a disconnect between CEO pay and the company’s performance;

o	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

o	The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Primary Considerations:

• Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

• Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant.  However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

• The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding) If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

• Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

• However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

Secondary Considerations:

• Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

• Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

• Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

• Repricing:

o	Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable.

o	Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

o	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

o	Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1. Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

2. Rationale for the re-pricing--was the stock price decline beyond management's control?

3. Is this a value-for-value exchange?

4. Are surrendered stock options added back to the plan reserve?

5. Option vesting--does the new option vest immediately or is there a black-out period?

6. Term of the option--the term should remain the same as that of the replaced option;

7. Exercise price--should be set at fair market or a premium to market;

8. Participants--executive officers and directors should be excluded.

• If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

• In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

• Vote AGAINST or WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

• Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

• The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

• The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Fair Market Value, Dilution and Repricing

• Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options.  Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price.  Options are “underwater” when their current price is below the current option contract price.  Options can also be repriced through cancellations and re-grants.  The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

• The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

• Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

• However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants.  Columbia Partners will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan.  Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

• On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

The compensation committee has reviewed all components of the CEO’s compensation, including the following:

o	Base salary, bonus, long-term incentives;

o	Accumulative realized and unrealized stock option and restricted stock gains;

o	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

o	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

o	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

 A tally sheet with all the above components should be disclosed for the following termination scenarios:

    Payment if termination occurs within 12 months: $_____;

    Payment if “not for cause” termination occurs within 12 months: $_____;

    Payment if “change of control” termination occurs within 12 months: $_____.

• The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

• The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

• The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[4] or performance-accelerated grants.[5] Instead, performance- based equity awards are performance contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

• The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

• The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

• Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Pay for Superior Performance

• Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

o	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

o	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

o
Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

o	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

o
Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

• Consider the following factors in evaluating this proposal:

o	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

o
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

o	Can shareholders assess the correlation between pay and performance based on the current disclosure?

o	What type of industry and stage of business cycle does the company belong to?

Evergreen Provisions

Columbia Partners will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date.  Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis.  Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders.  Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts can lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of disclosure that would necessitate a higher level of scrutiny, Columbia Partners may also consider voting against the management "Say on Pay" proposals and/or voting against or withholding from the compensation committee for failure to provide pertinent information in the Compensation Discussion and Analysis (CD&A) report.

If the company maintains problematic pay practices, Columbia Partners will generally vote:

o	AGAINST management "Say on Pay" (MSOP) proposals;

o	AGAINST/WITHHOLD on compensation committee members - or where the full board is deemed responsible, all directors including the CEO:

▪	In egregious situations;

▪	When no MSOP item is on the ballot; or

▪	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

o	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

o	Problematic practices related to non-performance-based compensation elements;

o	Incentives that may motivate excessive risk-taking; and

o	Options Backdating.

Problematic compensation practices include, but are not limited to, the following:

Non-Performance based Compensation Elements

o	Egregious employment contracts:

▪	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.

o	New CEO with overly generous new-hire package:

▪	Excessive “make whole” provisions without sufficient rationale;

▪	Any of the problematic pay practices listed in this policy.

o	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

▪	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.

o	Egregious pension/SERP (supplemental executive retirement plan) payouts:

▪	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

▪	Inclusion of performance-based equity or other long-term awards in the pension calculation.

o	Excessive Perquisites:

▪	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

▪	Extraordinary relocation benefits (including home buyouts);

▪	Excessive amounts of perquisites compensation.

o	Excessive severance and/or change in control provisions:

▪	Change in control cash payments with an excessive base salary plus target/average/last paid bonus multiple;

▪
Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered - where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

▪	Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

▪	Excessive payments upon an executive's termination in connection with performance failure;

▪	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.

o
Tax Reimbursements: income tax reimbursements on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above);

o	Dividends or dividend equivalents paid on unvested performance shares or units;

o	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements;

o	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

o
Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

o	Options backdating;

o	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

o	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o	Mega annual equity grants that provide unlimited upside with no downside risk;

o	A single performance metric used for short- and long-term plans;

o	High pay opportunities relative to industry peers;

o	Disproportionate supplemental pensions.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Board Communications and Responsiveness Concerns

o	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

o	Failure to adequately respond to the company's previous say-on-pay proposal that received a low level of shareholder support, taking into account:

▪	The company's response, including:

o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o	Specific actions taken to address the issues that contributed to the low level of support;

o	Other recent compensation actions taken by the company.

▪	Whether the issues raised are recurring or isolated;

▪	The company's ownership structure; and

▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for problematic pay practices, Columbia Partners may consider voting against the proposal based on past compensation practices.

Restricted Stock

         First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

         Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks.  Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing.  Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets.  In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders.  However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance.  When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Columbia Partners advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options.  Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

• Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

Share Buyback/Holdings Period

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposals when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors.  When options backdating has taken place, Columbia Partners may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.  We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action.  Instances in which companies have committed fraud are more disconcerting, and Columbia Partners will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending votes against or withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Columbia Partners will consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

• Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

• Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

• Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Shareholder Proposals on Compensation- Disclosure/Setting Levels or Types of Compensation for Executives and Directors

• Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

• Vote CASE-BY-CASE on all other shareholder proposals regarding executive director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

• Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

• Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following five global principles apply to all markets:

a.
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

o	There is a misalignment between CEO pay and company performance (pay for performance);

o	The company maintains problematic pay practices;

o	The board exhibits poor communication and responsiveness to shareholders;

o	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

• Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

o	Single- or modified-single-trigger cash severance;

o	Single-trigger acceleration of unvested equity awards;

o	Excessive cash severance (>3x base salary and bonus);

o	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

o	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

o
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

o	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.Compensation Consultants - Disclosure of Board or Company’s Utilization

• Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control.  Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary.  Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes.  The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

• Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

• Generally vote AGAINST all proposals to ratify golden parachutes;

• Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Columbia Partners supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites.  For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms.  Columbia Partners opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees.  From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

• Generally vote FOR shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.  This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

• Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplement executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company.  Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP.  Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

• Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

o	Is only to include administrative features;

o	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

o	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

o
Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

o	The compensation committee does not fully consist of independent outsiders, per ISS' director classification; or

o	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

o
In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or

o
A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Dividend Equivalent Rights

Dividend Equivalent Rights (DERs) transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

All awards with such provisions should be valued as full-value awards.

Options Overhang Cost

Consider on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

A.
Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

B.
Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

1.The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

2. The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               3. The general vesting provisions of option grants; and

               4. The distribution of outstanding option grants with respect to the named executive officers;

5. Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

6. Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

401(k) Employee Benefit Plans

• Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

1.	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

2.	Vesting schedule or mandatory holding/deferral period:

a.	A minimum vesting of three years for stock options or restricted stock; or

b.	Deferred stock payable at the end of a three-year deferral period.

3.	Mix between cash and equity:

a.	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

b.	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

4. No retirement/benefits and perquisites provided to non-employee directors; and

5. Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans- Qualified Plans

• Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

• Vote AGAINST qualified employee stock purchase plans where any of the following apply:

Employee Stock Purchase Plans- Non-Qualified Plans

• Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

• Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Stock Plans in Lieu of Cash

• Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

• Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

• Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

• Vote CASE-BY-CASE on one-time transfers.

• Vote FOR if:

a)	Executive officers and non-employee directors are excluded from participating;

b)
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

c)	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

• Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

• Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.Eligibility;

2.Vesting;

3.Bid-price;

4. Term of options;

• Transfer value to third-party financial institution, employees and the company.

• Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Recoup Bonuses

• Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

If the company has adopted a formal recoupment bonus policy; or

If the company has chronic restatement history or material financial problems.

Pre-Arranged Trading Plans (10b-5 Plans)

• Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

• Vote AGAINST plans that if the compensation committee does not fully consist of independent outsiders.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment.  The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients.  At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000.  A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001.  We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees.  Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees.  The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.  In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely.  When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance.  In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot.  Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor.  Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements.  It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors.  Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties.  Columbia Partners firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work.  In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

• Vote FOR Proposals to ratify auditors, unless any of the following apply: (i) an auditor has a financial interest in or association with the company, and is therefore not independent; (ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; (iii) poor account practices are identified that rise to a serious level of concern, such as fraud, misappropriation of GAAP, and material weaknesses identified in Section 404 disclosures; or (iv) fees for non-audit services (“Other” fees) are excessive. Non-audit services are excessive if: Non-audit (“other”) fees > audit fees + audit – related fees + tax compliance/preparation fees.

• Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

• Vote AGAINST or WITHHOLD from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

• Vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot;

• Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor;

Auditor Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

• The tenure of the audit firm;

• The length of rotation specified in the proposal;

• Any significant audit-related issues at the company;

• The number of Audit Committee meetings held each year;

• The number of financial experts serving on the committee; and

• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages.  Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses.  Such agreements may weaken the objectivity, impartiality and performance of audit firms.  Columbia Partners believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value.  At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations.  As such, Columbia Partners reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

• Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

• Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis.  Factors to be assessed include, but are not limited to: (i) the terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights; (ii) motivation and rationale for establishing the agreements; (iii) quality of disclosure; and (iv) historical practices in the audit area.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls.  Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors.  Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value.  The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

• Vote AGAINST or WITHHOLD from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

• Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership.  When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders.  Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids.  Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

• Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

• Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

• Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.No lower than a 20% trigger, flip-in or flip-over;

2.A term of no more than three years;

3.No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

4. Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

• Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

The company’s poison pill has a dead-hand or modified dead-hand feature. Vote AGAINST/WITHHOLD every year until this feature is removed;

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a WITHHOLD/AGAINST recommendation for this issue.

• Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

• If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal.

• If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

• Vote AGAINST proposals to adopt a poison pill/protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective pill/amendment would exceed the shorter of three years and the exhaustion of the NOL. Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a CASE-BY-CASE basis considering the following factors;

o
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

o	The value of the NOLs;

o	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill/protective amendment upon exhaustion or expiration of the NOL);

o
The company‘s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

o	Any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders.  This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

• Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

• Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws.  Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing.  By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

• Vote AGAINST proposals that provide that directors may be removed only for cause;

• Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

• Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.  Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context.  By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.  Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors.  Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

• Vote FOR proposals seeking to fix the board size or designate a range for the board size.

• Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

• Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats.

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than fifteen directors on their board.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion.  In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count.  As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

• Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests.  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived;

• Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.  Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting.  A consent card is sent by mail for shareholder approval and only requires a signature for action.  Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

• Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders.  This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders.  Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend.  A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

• Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

• Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

• Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders;

• It is not designed to preserve the voting power of an insider or significant shareholder.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•
Vote FOR management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote CASE-BY-CASE, taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

• Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

• When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

• Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

• Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

• The election of fewer than 50% of the directors to be elected is contested in the election;

•One or more of the dissident’s candidates is elected;

• Shareholders are not permitted to cumulate their votes for directors; and

• The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Bundled Proposals

• Vote CASE-BY-CASE on bundled or conditional proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals.  If the combined effect is positive, support such proposals.

Exclusive Venue

•	Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following best practice governance features:

o	An annually elected board;

o	A majority vote standard in uncontested director elections; and

o	The absence of a poison pill, unless the pill was approved by shareholders.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value.  These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm.  These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning.  Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Columbia Partners performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach”, as follows: (pp. 22-23)

o
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

o	Change-in-control payments to executive officers;

o	Financial viability of the combined companies as a single entity;

o
Was the deal put together in good faith?  What kind of auction setting took place?  Were negotiations carried out at arm’s length?  Was any portion of the process tainted by possible conflicts of interest?;

o	Fairness opinion (or lack thereof);

o	Changes in corporate governance and their impact on shareholder rights;

o	What are the potential legal or environmental liability risks associated with the target firm?;

o	Impact on community stakeholders and employees in both workforces;

o	Vote FOR proposals to lower supermajority vote requirements.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer.  In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target.  At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities.  Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares.  Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

• Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

• Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

• Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Corporate Restructuring

• Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

• Dilution to existing shareholders' position;

• Terms of the offer;

• Financial issues;

• Management's efforts to pursue other alternatives;

• Control issues;

• Conflicts of interest.

• Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares.  The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

• Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

•  Vote CASE-BY-CASE on spin-offs, considering:

o	Tax and regulatory advantages;

o	Planned use of the sale proceeds;

o	Valuation of spinoff;

o	Fairness opinion;

o	Benefits to the parent company;

o	Conflicts of interest;

o	Managerial incentives;

o	Corporate governance changes;

o	Changes in the capital structure.

Asset Sales

• Vote CASE-BY-CASE on asset sales, considering the following factors:

o	Impact on the balance sheet/working capital;

o	Potential elimination of diseconomies;

o	Anticipated financial and operating benefits;

o	Anticipated use of funds;

o	Value received for the asset;

o	Fairness opinion;

o	How the deal was negotiated;

o	Conflicts of interest.

Liquidations

• Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

• Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Going Private Transactions (LBOs, Minority Squeezeouts)

• Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

• Vote FOR changing the corporate name in all instances if proposed and supported by management.

Asset Purchases

• Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o	Purchase price;

o	Fairness opinion;

o	Financial and strategic benefits;

o	How the deal was negotiated;

o	Conflicts of interest;

o	Other alternatives for the business;

o	Non-completion risk.

Conversion of Securities

• Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

• Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

o	The reasons for the change;

o	Any financial or tax benefits;

o	Regulatory benefits;

o	Increases in capital structure;

o	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

• Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

• Adverse changes in shareholder rights.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

o	Percentage of assets/business contributed;

o	Percentage ownership;

o	Financial and strategic benefits;

o	Governance structure;

o	Conflicts of interest;

o	Other alternatives;

o	Noncompletion risk.

Private Placements/Warrants/Convertible Debentures

• Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

o	Dilution to existing shareholders' position;

o	Terms of the offer;

o	Financial issues;

o	Management’s efforts to pursue other alternatives;

o	Control issues;

o	Conflicts of interest.

• Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

o	Prolonged poor performance with no turnaround in sight;

o	Signs of entrenched board and management;

o	Strategic plan in place for improving value;

o	Likelihood of receiving reasonable value in a sale or dissolution; and

o	Whether company is actively exploring its strategic options, including retaining a financial advisor.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital.  Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares.  Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

• Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:

o	Past Board Performance: the company‘s historical use of authorized shares in the previous three years;

o
The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request.

• Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights;

• Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

• Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price.  Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges.  In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares.  Reverse stock splits can help maintain stock liquidity.

• Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

• Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

• Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

• Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Consider company-specific factors that including;

o	Past Board Performance: the company‘s historical use of authorized preferred shares over the previous three years;

o
The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request;

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Authorization

“Blank check” preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

• Vote AGAINST proposals that would authorize the creation of new classes of blank check preferred stock;

• Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.;

• Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takover defense);

• Vote FOR requests to require shareholder approval for blank check authorizations.

Dual Class-Stock

Generally vote AGAINST proposals to create a new class of common stock unless:

o	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

•	The new class of shares will be transitory;

o	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

o	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock.  The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent.  Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

• Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class.  These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion.  The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them.  Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.  Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

• Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  The following factors are considered:

• Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

• Change in Control: Will the transaction result in a change-in-control of the company?

• Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring?  Would the restructuring result in severe loss to shareholder value?

• Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

Recapitalization

• Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

o	More simplified capital structure;

o	Enhanced liquidity;

o	Fairness of conversion terms;

o	Impact on voting power and dividends;

o	Reasons for the reclassification;

o	Conflicts of interest; and

o	Other alternatives considered.

Share Repurchase Programs

• Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits, and Dividends

• Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

• Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o	Adverse governance changes;

o	Excessive increases in authorized capital stock;

o	Unfair method of distribution;

o	Diminution of voting rights;

o	Adverse conversion features;

o	Negative impact on stock option plans; and

o	Alternatives such as spin-off.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).  We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.  Columbia Partners is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations and Tax Havens

• Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

• The reasons for reincorporating;

• A comparison of the governance provisions;

• Comparative economic benefits; and

• A comparison of the jurisdictional laws.

Columbia Partners believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama.  The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

• Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

• The transparency (or lack thereof) of the new locale’s legal system;

• Adoption of any shareholder-unfriendly corporate law provisions;

• Actual, quantifiable tax benefits associated with foreign incorporation;

• Potential for accounting manipulations and/or discrepancies;

• Any pending U.S. legislation concerning offshore companies;

• Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

• Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

• Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Control Share Acquisition Provisions

• Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

• Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

• Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

• Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

• Vote FOR proposals to opt out of state disgorgement provisions.

Freeze-Out Provisions

• Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.  The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

- The company's business and the proportion of it affected by the resolution;

- The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

- Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE

Ingredients taking into account:

• The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

• The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

• Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs).  Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.  Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

• Whether the company has adequately disclosed the financial risks of the lending products in question;

• Whether the company has been subject to violations of lending laws or serious lending controversies;

• Peer companies’ policies to prevent abusive lending practices.

Support proposals calling for full compliance with fair-lending laws. (ADD)

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

The nature of the company's business and the potential for reputational and market risk exposure;

• The existing disclosure on relevant policies;

• Deviation from established industry norms;

• The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

• Whether the proposal focuses on specific products or geographic regions; and

• The potential cost and scope of the requested report.

• Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

• Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

Pharmaceutical Product Reimportation

• Generally vote FOR proposals requesting that companies report on the financial and legal impact of their  prescription drug reimportation policies unless such information is already publicly disclosed.

• Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity ad may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

• The company already discloses similar information through existing reports or policies such as a

Supplier Code of Conduct and/or a sustainability report;

• The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

• The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

• Current regulations in the markets in which the company operates;

• Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

• The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

• Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Tobacco-Related Proposals

• Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

• Recent related fines, controversies, or significant litigation;

• Whether the company complies with relevant laws and regulations on the marketing of tobacco;

• Whether the company's advertising restrictions deviate from those of industry peers;

• Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

• Whether restrictions on marketing to youth extend to foreign countries.

• Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

• Whether the company complies with all laws and regulations;

• The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

• The risk of any health-related liabilities.

• Generally vote AGAINST resolutions to cease productions of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses or prohibit investment in tobacco equities.  Such business decisions are better left to company management or portfolio managers.

• Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

• Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Equal Employment Opportunity

• Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

• Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

• Vote FOR non-discrimination in salary, wages, and all benefits.

Generally vote FOR proposals requesting a company disclosure its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1. The company publicly discloses its comprehensive equal opportunity policies and initiatives;

2. The company already publicly discloses comprehensive workforce diversity data; and

3. The company has no recent, significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Climate Change and the Environment

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

• The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

• The company’s level of disclosure is at least comparable to that of industry peers; and

 • There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

• Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs

Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•  The company complies with applicable energy efficiency measures;

•  Regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•  The proponent requests adoption of specific energy efficiency goals within specific timelines.

• The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•  The company’s compliance with applicable regulations and guidelines;

•  The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•  The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o
The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o	The company's level of disclosure is comparable to that of industry peers; and

o	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

o	Whether company disclosure lags behind industry peers;

o	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

o	The feasibility of reduction of GHGs given the company‘s product line and current technology and;

o	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

• Operations in the specified regions are not permitted by current laws or regulations;

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

o	The nature of the company's business;

o	The current level of disclosure of the company's existing related programs;

o	The timetable prescribed by the proposal and the costs and methods of program implementation;

o	The ability of the company to address the issues raised in the proposal; and

o	The company's recycling programs compared with the similar programs of its industry peers.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources.  Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

o	The company's current level of disclosure of relevant policies and oversight mechanisms;

o	The company's current level of such disclosure relative to its industry peers;

o	Potential relevant local, state, or national regulatory developments; and

o	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

o	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

o	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

o	The potential financial impact or risk to the company associated with water-related concerns or issues; and

o	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback.  The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace.  These standards embrace a “what is good for the worker is good for the company” philosophy.  Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders.  High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

• Generally support proposals that incorporate high-performance workplace standards.

Political Contributions Reporting & Disclosure

• Support reporting of political and political action committee (PAC) contributions;

• Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

• Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

• Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

• Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

• Vote AGAINST proposals barring the company from making political contributions.

 Lobbying Expenditures/Initiatives

• Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

- Significant controversies, fines or litigation surrounding a company’s public policy activities;

- The company's current level of disclosure on lobbying strategy; and

- The impact that the policy issue may have on the company’s business operations.

Charitable Contributions

• Vote AGAINST proposals restricting the company from making charitable contributions.

Corporate Social Responsibilty (“CSR”) Compensation –Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

o	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

o	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

o	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

o	The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

         1. The scope of the company’s operations in the affected/relevant area(s);

         2. The company’s existing healthcare policies, including benefits and healthcare access; and

         3. Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Animal Welfare

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company's treatment of animals.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

      > The company has already published a set of animal welfare standards and monitors compliance;

      > The company’s standards are comparable to or better than those of peer firms; and

      > There are no recent, significant fines or litigation related to the company’s treatment of animals.

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONTRACTOR SUPPLIER STANDARDS

Corporate Conduct and Labor Code of Conduct

• Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

• Support the implementation and reporting on ILO codes of conduct;

• Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

• Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

• We generally support proposals that:

       1. Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

       2. Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct.

       3. Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

       4. Create incentives to encourage suppliers to raise standards rather than terminate contracts;

       5. Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

       6. Request public disclosure of contract supplier reviews on a regular basis;

       7. Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

• Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

o	The degree to which existing human rights policies and practices are disclosed;

o	Whether or not existing policies are consistent with internationally recognized labor standards;

o	Whether company facilities are monitored and how;

o	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

o	The company’s primary business model and methods of operation;

o	Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

o	Whether the company has been recently involved in significant labor and human rights controversies or violations;

o	Peer company standards and practices; and

o	Union presence in company’s international factories.

China Principles

• Vote AGAINST proposals to implement the China Principles unless:

         1. There are serious controversies surrounding the company’s China operations; and

         2. The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

 Vendor Standards

• Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

Community Impact Assessments

• Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

         1. Current disclosure of applicable risk assessment report(s) and risk management procedures;\

          2. The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

         3. The nature, purpose, and scope of the company’s operations in the specific region(s); and,

         4. The degree to which company policies and procedures are consistent with industry norms.

Internet Privacy and Censorship

• Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

1.	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

2.	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

3.	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

4.	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

5.	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales.  These proposals often can be created at reasonable cost to the company and contain no proprietary data.  Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

• Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

• Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

MacBride Principles

• Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts.  Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Report on Operations in Sensitive Regions or Countries

• Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

• Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

• Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

• Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

 Outsourcing/Offshoring

• Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

       Risks associated with certain international markets;

       The utility of such a report to shareholders;

       The existence of a publicly available code of corporate conduct that applies to international operations.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a

Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global

Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings.  However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-End Fund to Open-End Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

• Past performance relative to its peers;

• Market in which fund invests;

• Measures taken by the board to address the issues;

• Past shareholder activism, board activity, and votes on related proposals;

• Strategy of the incumbents versus the dissidents;

• Independence of directors;

• Experience and skills of director candidates;

• Governance profile of the company;

• Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

• Proposed and current fee schedules;

• Fund category/investment objective;

• Performance benchmarks;

• Share price performance as compared with peers;

• Resulting fees relative to peers;

• Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

 Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

• Stated specific financing purpose;

• Possible dilution for common shares;

• Whether the shares can be used for anti-takeover purposes.

 1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

• Potential competitiveness;

• Regulatory developments;

• Current and potential returns; and

• Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

• The fund's target investments;

• The reasons given by the fund for the change; and

• The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

• Political/economic changes in the target market;

• Consolidation in the target market; and

• Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

• Potential competitiveness;

• Current and potential returns;

• Risk of concentration;

• Consolidation in target industry.

Disposition of Assets/ Termination/ Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

• Strategies employed to salvage the company;

• The fund’s past performance;

• The terms of the liquidation.

Changes to Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

14.17   Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses.  When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

o	Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

o
The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

o
A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

o	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

4.	Proxy Voting Procedures of PanAgora Asset Management, Inc. (Emerging Markets Fund and Risk Parity Fund)

PROXY VOTING POLICY DISCLOSURE

PanAgora Asset Management, Inc.

Adopted June, 2010

Introduction

PanAgora Asset Management, Inc. (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit its direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee and Compliance Department.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with its policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate its proxy voting process, PanAgora retains a third party proxy agent with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The third party proxy voting agent has provided PanAgora with its proposed proxy voting guidelines.  PanAgora has adopted such guidelines for use in voting proxies of its clients, absent special circumstances, as described below.  The Chief Compliance Officer has delegated the responsibility of working with the third party proxy voting agent to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to its proxy voting agent.  If (i) the request falls within one of the guidelines described above, and (ii) there are no special circumstances relating to that company or proxy which come to PanAgora’s attention (as discussed below), the proxy is voted according to its proxy voting agent’s guidelines as adopted by the Investment Committee.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by the proxy voting policies.  These proxies are identified through a number of methods, including, but not limited to, notification from its third party proxy voting agent, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by PanAgora’s policies,  the Investment Committee is consulted by the Compliance Department for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of its client and those of PanAgora.  If the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Investment Committee will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and make a voting decision based on maximizing the monetary value of each portfolio’s holdings.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict of interest.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoids the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee, in consultation with the Compliance Department, in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager at 617.439.6300, or complianceofficer@panagora.com

5.	Proxy Voting Policies of Polaris Capital Management, Inc. (Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund)

POLARIS PROXY POLICY

Polaris Capital Management, LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

I. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities,. it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

II. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. fl)r the processing of proxies.

The Adviser will generally comply with the following guidelines:

• Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include. hut not he limited to. election of directors. appointment of auditors. changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

• Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.

Non-routine issues may include, hut not he limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

• Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

• Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

• Record Keeping

The following records will be kept for each client:

• Copies of the Adviser’s proxy voting policies and procedures.

• Copies of all proxy statements received.

• A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

• A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will he distributed to all clients of the Adviser and added to Part II of Form ADV. . A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.  For example, conflicts of interest may arise when:

• A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;

• The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

• An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

• An adviser employee has a business or personal relationship with participants in

Proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material’ to any specific proposal included within the proxy. Tue Compliance Officer will determine whether a proposal is material as follows:

• Routine Proxy Proposals - Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals - Proxy proposals that are “non-routine’ will be presumed to involve a  material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such  a conflict of interest.  For this purpose, “non-routine” proposals  would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

The Compliance Officer will record in writing the basis for any such determination.

Part C   Other Information
Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company (later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990(i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008(x).

(4)
Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011 (xvi)

(6)
Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series. (xvi)

(7)
Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Micro Cap Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xvii)

(8)
Certificate of the Clerk of the Trust dated July 30, 2014 certifying to resolutions adopted by the Trustees of the Trust terminating Micro Cap Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xxiv)

(9)
Certificate of the Clerk of the Trust dated May 31, 2013 certifying to resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PanAgora Risk Parity Emerging Markets Fund (the “Risk Parity Fund”) (xxiv)

(10)	Certificate of the Clerk of the Trust dated January 1, 2015 (xxv)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii)

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)	(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x)

a.	Pear Tree Quality Fund Management Fee Waiver dated May 17, 2012 (xix)

b.	Pear Tree Quality Fund Fee Waiver and Expense Reimbursement Agreement dated May 17, 2012 (xix)

c.	Pear Tree Quality Fund Fee Waiver dated as of August 1, 2013 (xxii)

d.	Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of December 1, 2013 (xxiv)

e.	Second Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of February 6, 2014 (xxiv)

f.	Pear Tree Quality Fund Third Amended and Restated Management Fee Waiver as of July 24, 2014 (xxiv)

g.	Pear Tree Quality Fund Fourth Amended and Restated Management Fee Waiver as of May 13, 2015 (xxv)

h.	Pear Tree Quality Fund Fifth Amended and Restated Management Fee Waiver as of May 11, 2016 *

i.	Pear Tree PanAgora Management Fee Waiver as of February 4, 2016 *

j.	Pear Tree PanAgora Amended and Restated Management Fee Waiver as of May 11, 2016 *

(2)
Amended and Restated Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii)

(3)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree PanAgora Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)
Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii)

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund dated August 1, 2011 (xix)

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund) (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(14)	Amended and Restated Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated February 1, 2012 (xix)

(15)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated June 4, 2013 (xxi)

(16)	Interim Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated October 22, 2013 (xxiv)

(17)	Interim Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated October 22, 2013 (xxiv)

(18)	Advisory Contact between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated November 7, 2013 (xxiv)

(19)	Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated November 7, 2013 (xxiv)

(20)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris Small Cap Fund dated October 30, 2014 (xxv)

(e)	(1)	Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x)

(2)	Form of Specimen Selling Group Agreement (viii)

(3)	Form of Specimen Selling Group Agreement (xxiv)

(f)         Not applicable

(g)	(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)	(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x)

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii)

(3)        Administration Agreement dated November 1, 2008 (xiii)

(4)	Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008 (xvi)

(5)	Amendment and Restated Administration Agreement dated May 17, 2012 (xix)

(6)	Amendment dated January 27, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(7)	Amendment dated August 1, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(i)	(6)	Opinion of McLaughlin & Hunt LLP dated July 31, 2012 (Pear Tree Columbia Micro Cap Fund) (xx)

(7)	Opinion of Nutter, McClennen & Fish, LLP dated June 5, 2013 (Pear Tree PanAgora Risk Parity Emerging Markets Fund) (xxi)

(8)	Consent of Nutter, McClennen & Fish, LLP dated June 5, 2013 (485(b) filing) (xxi)

(9)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2013 (485(b) filing) (xxii)

(10)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2014 (485(b) filing) (xxiv)

(11)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2015 (485(b) filing) (xxvi)

(j)         (1)        Consent of Tait, Weller & Baker LLP dated July 31, 2012 (xx)

(2)        Consent of Tait, Weller & Baker LLP dated June 4, 2013 (xxi)

(3)        Consent of Tait, Weller & Baker LLP dated July 31, 2013 (xxii)

(4)        Consent of Tait, Weller & Baker LLP dated July 29, 2014 (xxiv)

(5)        Consent of Tait, Weller & Baker LLP dated July 31, 2015(xxvi)

(k)         Not applicable

(l)         Not applicable

(m)	(1) Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	Multiple Class Plan Pursuant to Rule 18f-3 (xx)

(o)         Not applicable

(p)         (1)   Code of Ethics for the Fund

(a)      Dated April 2000 (ii)

(b)      Dated July 23, 2003 (iii)

(c)      Dated January 1, 2005 (v)

(d)      Dated January 10, 2008 (ix)

(e)      Dated May 17, 2012(xix)

(f)      Dated July 26, 2012 (xx)

(2)	Code of Ethics - Columbia Partners Dated July 12, 2011 (xviii)

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2011 (xix)

(4) Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(a)	Code of Ethics – Polaris Capital Management Inc. Dated April 2013 (xxiv)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(q)         (1)        Power of Attorney Dated November 11, 2011(xix)

(2)        Power of Attorney Dated October 30, 2014 (xxv)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein

(xv)	Previously filed with Post-Effective Amendment No.43 to the Registration Statement on July 29, 2010 and incorporated by reference herein

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein

(xviii)	Previously filed with Post-Effective Amendment No. 47 to the Registration Statement August 1, 2011 and incorporated by reference herein

(xix)	Previously filed with Post-Effective Amendment No. 48 to the Registration Statement June 1, 2012 and incorporated by reference herein

(xx)	Previously filed with Post-Effective Amendment No. 49 to the Registration Statement August 1, 2012 and incorporated by reference herein

(xxi)	Previously filed with Post-Effective Amendment No. 51 to the Registration Statement June 5, 2013 and incorporated by reference herein

(xxii)	Previously filed with Post-Effective Amendment No. 52 to the Registration Statement August 1, 2013 and incorporated by reference herein

(xxiii)	Previously filed with Post-Effective Amendment No. 53 to the Registration Statement August 20, 2013 and incorporated by reference herein

(xxiv)	Previously filed with Post-Effective Amendment No. 54 to the Registration Statement July 31, 2014 and incorporated by reference herein

(xxv)	Previously filed with Post-Effective Amendment No. 55 to the Registration Statement May 29, 2015 and incorporated by reference herein

(xxvi)	Previously filed with Post-Effective Amendment No. to the Registration Statement July 31, 2015 and incorporated by reference herein

*           Filed herewith.

Item 29. Persons Controlled by or under common control with the Company

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and are hereby incorporated by reference. See Item 28(a)(5) above.  Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the  “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                                                    Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency,
Director/President
Inc.; Director, U.S. Boston Capital Corporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC;  Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Pear Tree Funds; Director, Woundcheck Laboratories; Director, Unidine.

Leon Okurowski:                                         Director and Vice President, U.S. Boston Capital Corporation;
Director/Vice President
Treasurer/Vice President, Pear Tree Funds; Directors, Everest USB Canadian Storage, Inc.; Director, U.S. Boston Corporation; Director, U.S. Boston Asset Management Corporation; Director, MedCool, Inc.; Director, USB Corporation; Director, USB Everest Management, LLC; Director, USB Everest Storage LLC; Director, U.S. Boston Insurance Agency, Inc.; Director, Woundcheck Laboratories.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital
Chief Compliance Officer	Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk, Pear Tree Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable
(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and                                                       Positions and
Offices with                                                       Offices with
Name                                         Underwriter                                                       Registrant

Deborah A. Kessinger                                                       President and Chief                                                       Chief Compliance Officer and
Compliance Officer                                                       Assistant Clerk

Leon Okurowski                                         Vice President,                                                                    Vice President and
Clerk and                                                       Treasurer
Director

Willard L. Umphrey                                         Director and                                                       President, Chairman
Treasurer                                                       and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Analytic Investors, LLC
555 West Fifth Street, 50th Floor
Los Angeles, California 90013

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, Maryland  20815

Polaris Capital Management, LLC
121 High Street
Boston, Massachusetts  02110

PanAgora Asset Management, LLC
470 Atlantic Avenue, 8th Floor
Boston, Massachusetts  02110

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s custodian:

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 1st day of June 2016.

PEAR TREE FUNDS

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

By:	_/s/ Leon Okurowski
Leon Okurowski, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong___ *                                                                                  June 2, 2016
Trustee                                                                    Date

/s/ John M. Bulbrook______*                                                                                  June 2, 2016
Trustee                                                                    Date

/s/ William H. Dunlap______*                                                                                  June 2, 2016
Trustee                                                                    Date

/s/ Clinton S. Marshall______*                                                                                  June 2, 2016
Trustee                                                                    Date

/s/ Willard L. Umphrey _____*                                                                                  June 2, 2016
Trustee                                                                    Date

*By: /s/ Willard L. Umphrey                                                                                  June 2, 2016
       Willard L. Umphrey                                                                                  Date
      Attorney-in-Fact

INDEX LIST
Item 28.  Exhibits

(d)(1)h	Pear Tree Quality Fund Fifth Amended and Restated Management Fee Waiver as of May 11, 2016

(d)(1)i	Pear Tree PanAgora Management Fee Waiver as of February 4, 2016

(d)(1)j	Pear Tree PanAgora Amended and Restated Management Fee Waiver as of May 11, 2016